Exhibit 10.5

U.S. Employee Form

NERDY INC.

2021 EQUITY INCENTIVE PLAN

RESTRICTED STOCK UNIT AWARD GRANT NOTICE

Pursuant to the terms and conditions of the Nerdy Inc. 2021 Equity Incentive Plan, as amended from time to time (the “Plan”), Nerdy Inc., a Delaware corporation (the “Company”), hereby grants to the individual listed below (“you” or the “Participant”) the number of restricted stock units set forth below (this “Award”) on the terms and conditions set forth herein and in the Restricted Stock Unit Award Agreement attached hereto as Exhibit A (the “Agreement”) and the Plan, each of which is incorporated herein by reference. Capitalized terms used but not defined herein shall have the meanings set forth in the Plan.

Participant:

Date of Grant:

Total Number of Restricted Stock Units:

Vesting Schedule:	Subject to the Agreement, the Plan and the other terms and conditions set forth herein, the Restricted Stock Units shall vest so long as you remain continuously employed by the Company or its Affiliate from the Date of Grant through each vesting date. See your Online Equity Management Account for your vesting schedule.

By accepting this Grant Notice, you agree to be bound by the terms and conditions of the Plan, the Agreement, and this Restricted Stock Unit Award Grant Notice (this “Grant Notice”). You acknowledge that you have reviewed the Agreement, the Plan, and this Grant Notice in their entirety and fully understand all provisions of the Agreement, the Plan, and this Grant Notice. You hereby agree to accept as binding, conclusive, and final all decisions or interpretations of the Committee regarding any questions or determinations that arise under the Agreement, the Plan, or this Grant Notice. This Grant Notice may be executed in one or more counterparts (including portable document format (.pdf) and facsimile counterparts), each of which shall be deemed to be an original, but all of which together shall constitute one and the same agreement. Electronic acceptance of this Grant Notice pursuant to the Company’s instructions to the Participant (including through an online acceptance process) is acceptable.

U.S. Employee Form

EXHIBIT A

RESTRICTED STOCK UNIT AWARD AGREEMENT

This Restricted Stock Unit Award Agreement (together with the Grant Notice to which this Restricted Stock Unit Award Agreement is attached, this “Agreement”) is made as of the Date of Grant set forth in the Grant Notice to which this Agreement is attached by and between Nerdy Inc., a Delaware corporation (the “Company”), and                             (the “Participant”).

1. The Grant. In consideration of the Participant’s past and/or continued employment with the Company or its Affiliates and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, effective as of the Date of Grant set forth in the Grant Notice, the Company hereby grants the Participant an award consisting of the number of Restricted Stock Units set forth in the Grant Notice, whereby each Restricted Stock Unit represents the right to receive one share of Stock, in accordance with the terms and conditions set forth herein and in the Plan (the “Award”). To the extent that any provision of this Agreement conflicts with the expressly applicable terms of the Plan, Participant acknowledges and agrees that those terms of the Plan shall control and, if necessary, the applicable terms of this Agreement shall be deemed amended so as to carry out the purpose and intent of the Plan.

2. Rights as a Stockholder. The Restricted Stock Units granted pursuant to this Agreement do not and shall not entitle Participant to any rights of a holder of Stock prior to the date shares of Stock are issued to Participant in settlement of the Award. Participant’s rights with respect to the Restricted Stock Units shall remain forfeitable at all times prior to the date on which rights become vested and the restrictions with respect to the Restricted Stock Units lapse in accordance with Sections 5 and 6.

3. Restrictions; Forfeiture. The Restricted Stock Units are restricted in that they may not be sold, transferred, or otherwise alienated or hypothecated until these restrictions are removed or expire as contemplated in Section 5 of this Agreement and as described in the Notice of Grant, and Stock is issued to Participant as described in Section 4 of this Agreement. The Restricted Stock Units are also restricted in the sense that they may be forfeited to the Company (the “Forfeiture Restrictions”).

4. Issuance of Stock. No shares of Stock shall be issued to Participant prior to the date on which the Restricted Stock Units vest and the restrictions, including the Forfeiture Restrictions, with respect to the Restricted Stock Units lapse, in accordance with Sections 5 and 6. After the Restricted Stock Units vest pursuant to this Agreement, the Company shall, promptly and within 60 days of such vesting date, cause to be issued Stock registered in Participant’s name in payment of such vested Restricted Stock Units upon receipt by the Company of any required tax withholding. The Company shall evidence the Stock to be issued in payment of such vested Restricted Stock Units in the manner it deems appropriate. The value of any fractional Restricted Stock Units shall be rounded down at the time Stock is issued to Participant in connection with the Restricted Stock Units. No fractional shares of Stock, nor the cash value of any fractional shares of Stock, will be issuable or payable to Participant pursuant to this Agreement. The value of such shares of Stock shall not bear any interest owing to the passage of time. Any Dividend Equivalents credited to Participant’s account during the vesting schedule of the related Restricted Stock Units shall become payable to Participant in the form of a lump sum cash payment at the same time as the related Restricted Stock Units are settled in accordance with this Section 4. Neither this Section 4 nor any action taken pursuant to or in accordance with this Section 4 shall be construed to create a trust or a funded or secured obligation of any kind.

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5. Vesting; Expiration of Restrictions and Risk of Forfeiture. The restrictions on the Restricted Stock Units granted pursuant to this Agreement, including the Forfeiture Restrictions, will lapse as set forth in the vesting schedule set forth in the Grant Notice, provided that Participant remains in the employ of the Company or its Subsidiaries until the applicable dates set forth in the vesting schedule. Any shares of Stock underlying the Restricted Stock Units that become vested and nonforfeitable will be issued to Participant in payment of Participant’s vested Restricted Stock Units as set forth in Section 4.

6. Termination of Employment. If Participant’s employment with the Company or any of its Subsidiaries is terminated for any reason, then those Restricted Stock Units for which the Forfeiture Restrictions have not lapsed as of the date of termination shall become null and void and those Restricted Stock Units shall be forfeited to the Company. The Restricted Stock Units for which the Forfeiture Restrictions have lapsed as of the date of such termination, including Restricted Stock Units for which the restrictions lapsed in connection with such termination, shall not be forfeited to the Company and shall be settled as set forth in Section 5. For purposes of this Agreement, Participant shall be considered to be employed by the Company or an Affiliate as long as Participant remains an employee of any of the Company, an Affiliate, or a corporation or other entity or a parent or subsidiary of such corporation or other entity assuming or substituting a new award for this Award. Without limiting the scope of the preceding sentence, it is expressly provided that Participant shall be considered to have terminated employment with the Company (a) when Participant ceases to be an employee of any of the Company, an Affiliate, or a corporation or other entity or a parent or subsidiary of such corporation or other entity assuming or substituting a new award for this award or (b) at the time of the termination of the “Affiliate” status under the Plan of the corporation or other entity that employs Participant.

7. Leave of Absence. ThisAward shall be subject to any Company policy applicable to treatment of equity Awards upon a leave of absence.

8. Tax Withholding. To the extent that the grant or vesting of this Award results in compensation income or wages to Participant for federal, state, local and/or foreign tax purposes, Participant shall make arrangements satisfactory to the Company for the satisfaction of obligations for the payment of withholding taxes and other tax obligations relating to this Award. Unless otherwise determined by the Committee, the Company’s (or any Subsidiary’s) required tax withholding obligation shall be satisfied in full by an arrangement whereby (i) the Company shall issue to a broker designated by the Company and acting on behalf of the Participant a number of shares of Stock sufficient to satisfy the withholding amount due along with any applicable third-party commission with irrevocable instructions to sell such shares of Stock (“Sell-to-Cover”) and (ii) the proceeds from such Sell-to-Cover shall be remitted to the Company. In the event the proceeds from the Sell-to-Cover are insufficient to fully satisfy the applicable withholding taxes, the Participant authorizes withholding from payroll and any other amounts payable to the Participant, in the same calendar year, and otherwise agrees to make adequate provision through

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the submission of cash, a check or its equivalent for any sums required to satisfy the remaining withholding taxes. Given that Sell-to-Cover is both mandatory and non-discretionary, it is the intent of the parties that this Section comply with the requirements of Rule 10b5-1(c)(1)(i)(B) under the Exchange Act, and the Agreement will be interpreted to comply with the requirements of Rule 10b5-1(c) under the Exchange Act. Participant acknowledges that there may be adverse tax consequences upon the grant or vesting of this Award or disposition of the underlying shares and that Participant has been advised, and hereby are advised, to consult a tax advisor. Participant represents that Participant is in no manner relying on the Board, the Committee, the Company or an Affiliate or any of their respective managers, directors, officers, employees or authorized representatives (including, without limitation, attorneys, accountants, consultants, bankers, lenders, prospective lenders and financial representatives) for tax advice or an assessment of such tax consequences.

9. Compliance with Applicable Law. Notwithstanding any provision of this Agreement to the contrary, the issuance of Stock will be subject to compliance with all applicable requirements of with all applicable requirements of applicable law with respect to such securities and with the requirements of any stock exchange or market system upon which the Stock may then be listed. No Stock will be issued hereunder if such issuance would constitute a violation of any applicable federal, state, or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, Stock will not be issued hereunder unless a registration statement under the Securities Act is, at the time of issuance, in effect with respect to the shares issued or in the opinion of legal counsel to the Company, the shares issued may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. PARTICIPANT IS CAUTIONED THAT ISSUANCE OF STOCK UPON THE VESTING OF RESTRICTED STOCK UNITS GRANTED PURSUANT TO THIS AGREEMENT MAY NOT OCCUR UNLESS THE FOREGOING CONDITIONS ARE SATISFIED. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares subject to the Award will relieve the Company of any liability in respect of the failure to issue such shares as to which such requisite authority has not been obtained. As a condition to any issuance hereunder, the Company may require Participant to satisfy any qualifications that may be necessary or appropriate to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect to such compliance as may be requested by the Company. From time to time, the Board and appropriate officers of the Company are authorized to take the actions necessary and appropriate to file required documents with governmental authorities, stock exchanges, and other appropriate Persons to make shares of Stock available for issuance.

10. Legends. If a stock certificate is issued with respect to shares of Stock issued hereunder, such certificate shall bear such legend or legends as the Committee deems appropriate in order to reflect the restrictions set forth in this Agreement and to ensure compliance with the terms and provisions of this Agreement, the rules, regulations and other requirements of the SEC, any applicable laws or the requirements of the New York Stock Exchange or any other stock exchange on which the Stock is then listed. If the shares of Stock issued hereunder are held in book-entry form, then such entry will reflect that the shares are subject to the restrictions set forth in this Agreement.

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11. No Right to Continued Employment, Service or Awards. Nothing in the adoption of the Plan, nor the award of Restricted Stock Units thereunder pursuant to the Grant Notice and this Agreement, shall confer upon the Participant the right to continued employment by, or a continued service relationship with, the Company or any Affiliate, or any other entity, or affect in any way the right of the Company or any such Affiliate, or any other entity to terminate such employment or other service relationship at any time. The grant of this Award is a one-time benefit and does not create any contractual or other right to receive a grant of Awards or benefits in lieu of Awards in the future. Any future Awards will be granted at the sole discretion of the Company.

12. Furnish Information. The Participant agrees to furnish to the Company all information requested by the Company to enable it to comply with any reporting or other requirement imposed upon the Company by or under any applicable statute or regulation.

13. No Liability for Good Faith Determinations. The Company and the members of the Board shall not be liable for any act, omission or determination taken or made in good faith with respect to this Agreement or the Restricted Stock Units granted hereunder.

14. Execution of Receipts and Releases. Any issuance or transfer of shares of Stock or other property to the Participant or the Participant’s legal representative, heir, legatee or distributee, in accordance with this Agreement shall be in full satisfaction of all claims of such Person hereunder. As a condition precedent to such payment or issuance, the Company may require the Participant or the Participant’s legal representative, heir, legatee or distributee to execute (and not revoke within any time provided to do so) a release and receipt therefore in such form as it shall determine appropriate.

15. No Guarantee of Interests. The Board, the Committee and the Company do not guarantee the Stock of the Company from loss or depreciation.

16. Company Records. Records of the Company or any Affiliate regarding the Participant’s service and other matters shall be conclusive for all purposes hereunder, unless determined by the Company to be incorrect.

17. Notices. All notices required or permitted under this Agreement must be in writing and personally delivered or sent by mail and shall be deemed to be delivered on the date on which it is actually received by the person to whom it is properly addressed or if earlier the date it is sent via certified United States mail.

18. Consent to Electronic Delivery; Electronic Signature. In lieu of receiving documents in paper format (including any notices required by Section 17 above), the Participant agrees, to the fullest extent permitted by law, to accept electronic delivery of any documents that the Company may be required to deliver (including, but not limited to, prospectuses, prospectus supplements, grant or award notifications and agreements, account statements, annual and quarterly reports and all other forms of communications) in connection with this and any other Award made or offered by the Company. Electronic delivery may be via a Company electronic mail system or by reference to a location on a Company intranet to which the Participant has access. The Participant hereby consents to any and all procedures the Company has established or may establish for an electronic signature system for delivery and acceptance of any such documents that the Company may be required to deliver, and agrees that his or her electronic signature is the same as, and shall have the same force and effect as, his or her manual signature.

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19. Successors and Assigns. The Company may assign any of its rights under this Agreement without the Participant’s consent. This Agreement will be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein and in the Plan, this Agreement will be binding upon the Participant and the Participant’s beneficiaries, executors, administrators and the Person(s) to whom this Award may be transferred by will or the laws of descent or distribution.

20. Severability and Waiver. If a court of competent jurisdiction determines that any provision of this Agreement is invalid or unenforceable, then the invalidity or unenforceability of such provision shall not affect the validity or enforceability of any other provision of this Agreement, and all other provisions shall remain in full force and effect. Waiver by any party of any breach of this Agreement or failure to exercise any right hereunder shall not be deemed to be a waiver of any other breach or right. The failure of any party to take action by reason of such breach or to exercise any such right shall not deprive the party of the right to take action at any time while or after such breach or condition giving rise to such rights continues.

21. Interpretation. The titles and headings of paragraphs are included for convenience of reference only and are not to be considered in construction of the provisions hereof. Words used in the masculine shall apply to the feminine where applicable, and wherever the context of this Agreement dictates, the plural shall be read as the singular and the singular as the plural.

22. Governing Law. All questions arising with respect to the provisions of this Agreement shall be determined by application of the laws of Delaware, without giving any effect to any conflict of law provisions thereof, except to the extent Delaware state law is preempted by federal law. The obligation of the Company to sell and deliver Stock hereunder is subject to applicable laws and to the approval of any governmental authority required in connection with the authorization, issuance, sale, or delivery of such Stock.

23. Consent to Missouri Jurisdiction and Venue. The Participant hereby consents and agrees that state courts located in St. Louis County, Missouri and the United States District Court for the Eastern District of Missouri each shall have personal jurisdiction and proper venue with respect to any dispute between the Participant and the Company arising in connection with the Award or this Agreement. In any dispute with the Company, the Participant will not raise, and the Participant hereby expressly waives, any objection or defense to any such jurisdiction as an inconvenient forum.

24. Company Recoupment of Awards. A Participant’s rights with respect to this Award shall in all events be subject to (a) any right that the Company may have under any Company clawback or recoupment policy or other agreement or arrangement with a Participant and (b) any right or obligation that the Company may have regarding the clawback of “incentive-based compensation” under Section 10D of the Exchange Act and any applicable rules and regulations promulgated thereunder form time to time by the SEC.

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25. Entire Agreement; Amendment. This Agreement constitutes the entire agreement of the parties with regard to the subject matter hereof, and contains all the covenants, promises, representations, warranties and agreements between the parties with respect to this Award; provided¸ however, that the terms of this Agreement shall not modify and shall be subject to the terms and conditions of any employment, consulting and/or severance agreement between the Company (or an Affiliate or other entity) and the Participant in effect as of the date a determination is to be made under this Agreement. Without limiting the scope of the preceding sentence, except as provided therein, all prior understandings and agreements, if any, among the parties hereto relating to the subject matter hereof are hereby null and void and of no further force and effect. The Committee may, in its sole discretion, amend this Agreement from time to time in any manner that is not inconsistent with the Plan; provided, however, that except as otherwise provided in the Plan or this Agreement, any such amendment that materially reduces the rights of the Participant shall be effective only if it is in writing and signed by both the Participant and an authorized officer of the Company.

26. Acknowledgements Regarding the Nonqualified Deferred Compensation Rules. This Agreement shall be interpreted in such a manner that all provisions relating to the settlement of the Award are exempt from the requirements of Section 409A of the Code as “short-term deferrals” as described in Section 409A of the Code. The Participant acknowledges and agrees that (a) the Participant is not relying upon any written or oral statement or representation of any of the Company, any Affiliate or any of their respective employees, directors, managers, officers, attorneys or agents (collectively, the “Company Parties”) regarding the tax effects associated with the Participant’s execution of this Agreement and the grant, settlement and vesting of this Award, and (b) in deciding to enter into this Agreement, the Participant is relying on the Participant’s own judgment and the judgment of the professionals of the Participant’s choice with whom the Participant has consulted. The Participant hereby releases, acquits and forever discharges the Company Parties from all actions, causes of actions, suits, debts, obligations, liabilities, claims, damages, losses, costs and expenses of any nature whatsoever, known or unknown, on account of, arising out of, or in any way related to the tax effects associated with the Participant’s execution of this Agreement and the grant, vesting and settlement of this Award.

27. The Plan. This Agreement is subject to all the terms, conditions, limitations and restrictions contained in the Plan. Capitalized terms that are used but not defined herein have the meaning ascribed to them in the Plan.

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Director and Consultant Form

NERDY INC.

2021 EQUITY INCENTIVE PLAN

RESTRICTED STOCK UNIT AWARD GRANT NOTICE

Pursuant to the terms and conditions of the Nerdy Inc. 2021 Equity Incentive Plan, as amended from time to time (the “Plan”), Nerdy Inc., a Delaware corporation (the “Company”), hereby grants to the individual listed below (“you” or the “Participant”) the number of restricted stock units set forth below (this “Award”) on the terms and conditions set forth herein and in the Restricted Stock Unit Award Agreement attached hereto as Exhibit A (the “Agreement”) and the Plan, each of which is incorporated herein by reference. Capitalized terms used but not defined herein shall have the meanings set forth in the Plan.

Participant:

Date of Grant:

Total Number of Restricted Stock Units:

Vesting Schedule:	Subject to the Agreement, the Plan and the other terms and conditions set forth herein, the Restricted Stock Units shall vest so long as you remain continuously in a service relationship with the Company or its Affiliate from the Date of Grant through each vesting date. See your Online Equity Management Account for your vesting schedule.

By accepting this Grant Notice, you agree to be bound by the terms and conditions of the Plan, the Agreement, and this Restricted Stock Unit Award Grant Notice (this “Grant Notice”). You acknowledge that you have reviewed the Agreement, the Plan, and this Grant Notice in their entirety and fully understand all provisions of the Agreement, the Plan, and this Grant Notice. You hereby agree to accept as binding, conclusive, and final all decisions or interpretations of the Committee regarding any questions or determinations that arise under the Agreement, the Plan, or this Grant Notice. This Grant Notice may be executed in one or more counterparts (including portable document format (.pdf) and facsimile counterparts), each of which shall be deemed to be an original, but all of which together shall constitute one and the same agreement. Electronic acceptance of this Grant Notice pursuant to the Company’s instructions to the Participant (including through an online acceptance process) is acceptable.

Director and Consultant Form

EXHIBIT A

RESTRICTED STOCK UNIT AWARD AGREEMENT

This Restricted Stock Unit Award Agreement (together with the Grant Notice to which this Restricted Stock Unit Award Agreement is attached, this “Agreement”) is made as of the Date of Grant set forth in the Grant Notice to which this Agreement is attached by and between Nerdy Inc., a Delaware corporation (the “Company”), and ________________ (the “Participant”).

1. The Grant. In consideration of the Participant’s past and/or continued service with the Company or its Affiliates and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, effective as of the Date of Grant set forth in the Grant Notice, the Company hereby grants the Participant an award consisting of the number of Restricted Stock Units set forth in the Grant Notice, whereby each Restricted Stock Unit represents the right to receive one share of Stock, in accordance with the terms and conditions set forth herein and in the Plan (the “Award”). To the extent that any provision of this Agreement conflicts with the expressly applicable terms of the Plan, Participant acknowledges and agrees that those terms of the Plan shall control and, if necessary, the applicable terms of this Agreement shall be deemed amended so as to carry out the purpose and intent of the Plan.

2. Rights as a Stockholder. The Restricted Stock Units granted pursuant to this Agreement do not and shall not entitle Participant to any rights of a holder of Stock prior to the date shares of Stock are issued to Participant in settlement of the Award. Participant’s rights with respect to the Restricted Stock Units shall remain forfeitable at all times prior to the date on which rights become vested and the restrictions with respect to the Restricted Stock Units lapse in accordance with Sections 5 and 6.

3. Restrictions; Forfeiture. The Restricted Stock Units are restricted in that they may not be sold, transferred, or otherwise alienated or hypothecated until these restrictions are removed or expire as contemplated in Section 5 of this Agreement and as described in the Notice of Grant, and Stock is issued to Participant as described in Section 4 of this Agreement. The Restricted Stock Units are also restricted in the sense that they may be forfeited to the Company (the “Forfeiture Restrictions”).

4. Issuance of Stock. No shares of Stock shall be issued to Participant prior to the date on which the Restricted Stock Units vest and the restrictions, including the Forfeiture Restrictions, with respect to the Restricted Stock Units lapse, in accordance with Sections 5 and 6. After the Restricted Stock Units vest pursuant to this Agreement, the Company shall, promptly and within 60 days of such vesting date, cause to be issued Stock registered in Participant’s name in payment of such vested Restricted Stock Units upon receipt by the Company of any required tax withholding. The Company shall evidence the Stock to be issued in payment of such vested Restricted Stock Units in the manner it deems appropriate. The value of any fractional Restricted Stock Units shall be rounded down at the time Stock is issued to Participant in connection with the Restricted Stock Units. No fractional shares of Stock, nor the cash value of any fractional shares of Stock, will be issuable or payable to Participant pursuant to this Agreement. The value of such shares of Stock shall not bear any interest owing to the passage of time. Any Dividend Equivalents credited to Participant’s account during the vesting schedule of the related Restricted Stock Units shall become payable to Participant in the form of a lump sum cash payment at the same time as the related Restricted Stock Units are settled in accordance with this Section 4. Neither this Section 4 nor any action taken pursuant to or in accordance with this Section 4 shall be construed to create a trust or a funded or secured obligation of any kind.

5. Vesting; Expiration of Restrictions and Risk of Forfeiture. The restrictions on the Restricted Stock Units granted pursuant to this Agreement, including the Forfeiture Restrictions, will lapse as set forth in the vesting schedule set forth in the Grant Notice, provided that Participant remains in the service of the Company or its Subsidiaries until the applicable dates set forth in the vesting schedule. Any shares of Stock underlying the Restricted Stock Units that become vested and nonforfeitable will be issued to Participant in payment of Participant’s vested Restricted Stock Units as set forth in Section 4.

6. Termination of Service. If Participant’s service relationship with the Company or any of its Subsidiaries is terminated for any reason, then those Restricted Stock Units for which the Forfeiture Restrictions have not lapsed as of the date of termination shall become null and void and those Restricted Stock Units shall be forfeited to the Company. The Restricted Stock Units for which the Forfeiture Restrictions have lapsed as of the date of such termination, including Restricted Stock Units for which the restrictions lapsed in connection with such termination, shall not be forfeited to the Company and shall be settled as set forth in Section 5. For purposes of this Agreement, Participant shall be considered to be in a service relationship with the Company or an Affiliate as long as Participant provides services as a member of the Board, consultant or independent contractor of the Company, an Affiliate, or a corporation or other entity or a parent or subsidiary of such corporation or other entity assuming or substituting a new award for this Award. Without limiting the scope of the preceding sentence, it is expressly provided that Participant shall be considered to have terminated his or her service with the Company (a) when Participant ceases to be a member of the Board, an independent contractor or consultant of any of the Company, an Affiliate, or a corporation or other entity or a parent or subsidiary of such corporation or other entity assuming or substituting a new award for this award or (b) at the time of the termination of the “Affiliate” status under the Plan of the corporation or other entity that engages Participant.

7. Leave of Absence. This Award shall be subject to any Company policy applicable to treatment of equity Awards upon a leave of absence.

8. Tax Withholding. To the extent that the grant or vesting of this Award results in compensation income or wages to Participant for federal, state, local and/or foreign tax purposes, Participant shall make arrangements satisfactory to the Company for the satisfaction of obligations for the payment of withholding taxes and other tax obligations relating to this Award. Unless otherwise determined by the Committee, the Company’s (or any Subsidiary’s) required tax withholding obligation shall be satisfied in full by an arrangement whereby (i) the Company shall issue to a broker designated by the Company and acting on behalf of the Participant a number of

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shares of Stock sufficient to satisfy the withholding amount due along with any applicable third-party commission with irrevocable instructions to sell such shares of Stock (“Sale-to-Cover”) and (ii) the proceeds from such Sale-to-Cover shall be remitted to the Company. In the event the proceeds from the Sale-to-Cover are insufficient to fully satisfy the applicable withholding taxes, the Participant authorizes withholding from payroll and any other amounts payable to the Participant, in the same calendar year, and otherwise agrees to make adequate provision through the submission of cash, a check or its equivalent for any sums required to satisfy the remaining withholding taxes. Given that Sale-to-Cover is both mandatory and non-discretionary, it is the intent of the parties that this Section comply with the requirements of Rule 10b5-1(c)(1)(i)(B) under the Exchange Act, and the Agreement will be interpreted to comply with the requirements of Rule 10b5-1(c) under the Exchange Act. Participant acknowledges that there may be adverse tax consequences upon the grant or vesting of this Award or disposition of the underlying shares and that Participant has been advised, and hereby are advised, to consult a tax advisor. Participant represents that Participant is in no manner relying on the Board, the Committee, the Company or an Affiliate or any of their respective managers, directors, officers, employees or authorized representatives (including, without limitation, attorneys, accountants, consultants, bankers, lenders, prospective lenders and financial representatives) for tax advice or an assessment of such tax consequences.

9. Compliance with Applicable Law. Notwithstanding any provision of this Agreement to the contrary, the issuance of Stock will be subject to compliance with all applicable requirements of with all applicable requirements of applicable law with respect to such securities and with the requirements of any stock exchange or market system upon which the Stock may then be listed. No Stock will be issued hereunder if such issuance would constitute a violation of any applicable federal, state, or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, Stock will not be issued hereunder unless a registration statement under the Securities Act is, at the time of issuance, in effect with respect to the shares issued or in the opinion of legal counsel to the Company, the shares issued may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. PARTICIPANT IS CAUTIONED THAT ISSUANCE OF STOCK UPON THE VESTING OF RESTRICTED STOCK UNITS GRANTED PURSUANT TO THIS AGREEMENT MAY NOT OCCUR UNLESS THE FOREGOING CONDITIONS ARE SATISFIED. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares subject to the Award will relieve the Company of any liability in respect of the failure to issue such shares as to which such requisite authority has not been obtained. As a condition to any issuance hereunder, the Company may require Participant to satisfy any qualifications that may be necessary or appropriate to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect to such compliance as may be requested by the Company. From time to time, the Board and appropriate officers of the Company are authorized to take the actions necessary and appropriate to file required documents with governmental authorities, stock exchanges, and other appropriate Persons to make shares of Stock available for issuance.

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10. Legends. If a stock certificate is issued with respect to shares of Stock issued hereunder, such certificate shall bear such legend or legends as the Committee deems appropriate in order to reflect the restrictions set forth in this Agreement and to ensure compliance with the terms and provisions of this Agreement, the rules, regulations and other requirements of the SEC, any applicable laws or the requirements of the New York Stock Exchange or any other stock exchange on which the Stock is then listed. If the shares of Stock issued hereunder are held in book-entry form, then such entry will reflect that the shares are subject to the restrictions set forth in this Agreement.

11. No Right to Continued Service or Awards. Nothing in the adoption of the Plan, nor the award of Restricted Stock Units thereunder pursuant to the Grant Notice and this Agreement, shall confer upon the Participant the right to a continued service relationship with the Company or any Affiliate, or any other entity, or affect in any way the right of the Company or any such Affiliate, or any other entity to terminate such service relationship at any time. The grant of this Award is a one-time benefit and does not create any contractual or other right to receive a grant of Awards or benefits in lieu of Awards in the future. Any future Awards will be granted at the sole discretion of the Company.

12. Furnish Information. The Participant agrees to furnish to the Company all information requested by the Company to enable it to comply with any reporting or other requirement imposed upon the Company by or under any applicable statute or regulation.

13. No Liability for Good Faith Determinations. The Company and the members of the Board shall not be liable for any act, omission or determination taken or made in good faith with respect to this Agreement or the Restricted Stock Units granted hereunder.

14. Execution of Receipts and Releases. Any issuance or transfer of shares of Stock or other property to the Participant or the Participant’s legal representative, heir, legatee or distributee, in accordance with this Agreement shall be in full satisfaction of all claims of such Person hereunder. As a condition precedent to such payment or issuance, the Company may require the Participant or the Participant’s legal representative, heir, legatee or distributee to execute (and not revoke within any time provided to do so) a release and receipt therefor in such form as it shall determine appropriate.

15. No Guarantee of Interests. The Board, the Committee and the Company do not guarantee the Stock of the Company from loss or depreciation.

16. Company Records. Records of the Company or any Affiliate regarding the Participant’s service and other matters shall be conclusive for all purposes hereunder, unless determined by the Company to be incorrect.

17. Notices. All notices required or permitted under this Agreement must be in writing and personally delivered or sent by mail and shall be deemed to be delivered on the date on which it is actually received by the person to whom it is properly addressed or if earlier the date it is sent via certified United States mail.

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18. Consent to Electronic Delivery; Electronic Signature. In lieu of receiving documents in paper format (including any notices required by Section 17 above), the Participant agrees, to the fullest extent permitted by law, to accept electronic delivery of any documents that the Company may be required to deliver (including, but not limited to, prospectuses, prospectus supplements, grant or award notifications and agreements, account statements, annual and quarterly reports and all other forms of communications) in connection with this and any other Award made or offered by the Company. Electronic delivery may be via a Company electronic mail system or by reference to a location on a Company intranet to which the Participant has access. The Participant hereby consents to any and all procedures the Company has established or may establish for an electronic signature system for delivery and acceptance of any such documents that the Company may be required to deliver, and agrees that his or her electronic signature is the same as, and shall have the same force and effect as, his or her manual signature.

19. Successors and Assigns. The Company may assign any of its rights under this Agreement without the Participant’s consent. This Agreement will be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein and in the Plan, this Agreement will be binding upon the Participant and the Participant’s beneficiaries, executors, administrators and the Person(s) to whom this Award may be transferred by will or the laws of descent or distribution.

20. Severability and Waiver. If a court of competent jurisdiction determines that any provision of this Agreement is invalid or unenforceable, then the invalidity or unenforceability of such provision shall not affect the validity or enforceability of any other provision of this Agreement, and all other provisions shall remain in full force and effect. Waiver by any party of any breach of this Agreement or failure to exercise any right hereunder shall not be deemed to be a waiver of any other breach or right. The failure of any party to take action by reason of such breach or to exercise any such right shall not deprive the party of the right to take action at any time while or after such breach or condition giving rise to such rights continues.

21. Interpretation. The titles and headings of paragraphs are included for convenience of reference only and are not to be considered in construction of the provisions hereof. Words used in the masculine shall apply to the feminine where applicable, and wherever the context of this Agreement dictates, the plural shall be read as the singular and the singular as the plural.

22. Governing Law. All questions arising with respect to the provisions of this Agreement shall be determined by application of the laws of Delaware, without giving any effect to any conflict of law provisions thereof, except to the extent Delaware state law is preempted by federal law. The obligation of the Company to sell and deliver Stock hereunder is subject to applicable laws and to the approval of any governmental authority required in connection with the authorization, issuance, sale, or delivery of such Stock.

23. Consent to Missouri Jurisdiction and Venue. The Participant hereby consents and agrees that state courts located in St. Louis County, Missouri and the United States District Court for the Eastern District of Missouri each shall have personal jurisdiction and proper venue with respect to any dispute between the Participant and the Company arising in connection with the Award or this Agreement. In any dispute with the Company, the Participant will not raise, and the Participant hereby expressly waives, any objection or defense to any such jurisdiction as an inconvenient forum.

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24. Company Recoupment of Awards. A Participant’s rights with respect to this Award shall in all events be subject to (a) any right that the Company may have under any Company clawback or recoupment policy or other agreement or arrangement with a Participant and (b) any right or obligation that the Company may have regarding the clawback of “incentive-based compensation” under Section 10D of the Exchange Act and any applicable rules and regulations promulgated thereunder form time to time by the SEC.

25. Entire Agreement; Amendment. This Agreement constitutes the entire agreement of the parties with regard to the subject matter hereof, and contains all the covenants, promises, representations, warranties and agreements between the parties with respect to this Award; provided¸ however, that the terms of this Agreement shall not modify and shall be subject to the terms and conditions of any consulting and/or severance agreement between the Company (or an Affiliate or other entity) and the Participant in effect as of the date a determination is to be made under this Agreement. Without limiting the scope of the preceding sentence, except as provided therein, all prior understandings and agreements, if any, among the parties hereto relating to the subject matter hereof are hereby null and void and of no further force and effect. The Committee may, in its sole discretion, amend this Agreement from time to time in any manner that is not inconsistent with the Plan; provided, however, that except as otherwise provided in the Plan or this Agreement, any such amendment that materially reduces the rights of the Participant shall be effective only if it is in writing and signed by both the Participant and an authorized officer of the Company.

26. Acknowledgements Regarding the Nonqualified Deferred Compensation Rules. This Agreement shall be interpreted in such a manner that all provisions relating to the settlement of the Award are exempt from the requirements of Section 409A of the Code as “short-term deferrals” as described in Section 409A of the Code. The Participant acknowledges and agrees that (a) the Participant is not relying upon any written or oral statement or representation of any of the Company, any Affiliate or any of their respective employees, directors, managers, officers, attorneys or agents (collectively, the “Company Parties”) regarding the tax effects associated with the Participant’s execution of this Agreement and the grant, settlement and vesting of this Award, and (b) in deciding to enter into this Agreement, the Participant is relying on the Participant’s own judgment and the judgment of the professionals of the Participant’s choice with whom the Participant has consulted. The Participant hereby releases, acquits and forever discharges the Company Parties from all actions, causes of actions, suits, debts, obligations, liabilities, claims, damages, losses, costs and expenses of any nature whatsoever, known or unknown, on account of, arising out of, or in any way related to the tax effects associated with the Participant’s execution of this Agreement and the grant, vesting and settlement of this Award.

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27. The Plan. This Agreement is subject to all the terms, conditions, limitations and restrictions contained in the Plan. Capitalized terms that are used but not defined herein have the meaning ascribed to them in the Plan.

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Employee Form (Global)

NERDY INC.

2021 EQUITY INCENTIVE PLAN

RESTRICTED STOCK UNIT AWARD GRANT NOTICE

Pursuant to the terms and conditions of the Nerdy Inc. 2021 Equity Incentive Plan, as amended from time to time (the “Plan”), Nerdy Inc., a Delaware corporation (the “Company”), hereby grants to the individual listed below (“you” or the “Participant”) the number of restricted stock units set forth below (this “Award”) on the terms and conditions set forth herein and in the Restricted Stock Unit Award Agreement attached hereto as Exhibit A, including any country-specific provisions for your country included in Appendix A thereto (the “Agreement”) and the Plan, each of which is incorporated herein by reference. Capitalized terms used but not defined herein shall have the meanings set forth in the Plan.

Participant:

Date of Grant:

Total Number of Restricted Stock Units:

Vesting Schedule:	Subject to the Agreement, the Plan and the other terms and conditions set forth herein, the Restricted Stock Units shall vest so long as you remain continuously employed by the Company or its Affiliate from the Date of Grant through each vesting date. See your Online Equity Management Account for your vesting schedule.

By accepting this Grant Notice, you agree to be bound by the terms and conditions of the Plan, the Agreement, and this Restricted Stock Unit Award Grant Notice (this “Grant Notice”). You acknowledge that you have reviewed the Agreement, the Plan, and this Grant Notice in their entirety and fully understand all provisions of the Agreement, the Plan, and this Grant Notice. You hereby agree to accept as binding, conclusive, and final all decisions or interpretations of the Committee regarding any questions or determinations that arise under the Agreement, the Plan, or this Grant Notice. This Grant Notice may be executed in one or more counterparts (including portable document format (.pdf) and facsimile counterparts), each of which shall be deemed to be an original, but all of which together shall constitute one and the same agreement. Electronic acceptance of this Grant Notice pursuant to the Company’s instructions to the Participant (including through an online acceptance process) is acceptable.

Employee Form (Global)

EXHIBIT A

RESTRICTED STOCK UNIT AWARD AGREEMENT

This Restricted Stock Unit Award Agreement (together with the Grant Notice to which this Restricted Stock Unit Award Agreement is attached, this “Agreement”) is made as of the Date of Grant set forth in the Grant Notice to which this Agreement is attached by and between Nerdy Inc., a Delaware corporation (the “Company”), and ___________________ (the “Participant”).

1. The Grant. In consideration of the Participant’s continued future employment with the Company or its Affiliates and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, effective as of the Date of Grant set forth in the Grant Notice, the Company hereby grants the Participant an award consisting of the number of Restricted Stock Units set forth in the Grant Notice, whereby each Restricted Stock Unit represents the right to receive one share of Stock, in accordance with the terms and conditions set forth herein and in the Plan (the “Award”). To the extent that any provision of this Agreement conflicts with the expressly applicable terms of the Plan, Participant acknowledges and agrees that those terms of the Plan shall control and, if necessary, the applicable terms of this Agreement shall be deemed amended so as to carry out the purpose and intent of the Plan.

2. Rights as a Stockholder. The Restricted Stock Units granted pursuant to this Agreement do not and shall not entitle Participant to any rights of a holder of Stock prior to the date shares of Stock are issued to Participant in settlement of the Award. Participant’s rights with respect to the Restricted Stock Units shall remain forfeitable at all times prior to the date on which rights become vested and the restrictions with respect to the Restricted Stock Units lapse in accordance with Sections 5 and 6.

3. Restrictions; Forfeiture. The Restricted Stock Units are restricted in that they may not be sold, transferred, or otherwise alienated or hypothecated until these restrictions are removed or expire as contemplated in Section 5 of this Agreement and as described in the Notice of Grant, and Stock is issued to Participant as described in Section 4 of this Agreement. The Restricted Stock Units are also restricted in the sense that they may be forfeited to the Company (the “Forfeiture Restrictions”).

4. Issuance of Stock. No shares of Stock shall be issued to Participant prior to the date on which the Restricted Stock Units vest and the restrictions, including the Forfeiture Restrictions, with respect to the Restricted Stock Units lapse, in accordance with Sections 5 and 6. After the Restricted Stock Units vest pursuant to this Agreement, the Company shall, promptly and within 60 days of such vesting date, cause to be issued Stock registered in Participant’s name in payment of such vested Restricted Stock Units upon receipt by the Company of any required tax withholding. The Company shall evidence the Stock to be issued in payment of such vested Restricted Stock Units in the manner it deems appropriate. The value of any fractional Restricted Stock Units shall be rounded down at the time Stock is issued to Participant in connection with the Restricted Stock Units. No fractional shares of Stock, nor the cash value of any fractional shares of Stock, will be issuable or payable to Participant pursuant to this Agreement. The value of such shares of Stock shall not bear any interest owing to the passage of time. Any Dividend Equivalents credited to Participant’s account during the vesting schedule of

EXHIBIT A-1

the related Restricted Stock Units shall become payable to Participant in the form of a lump sum cash payment, where permitted by applicable law and in the Company’s sole and exclusive discretion, at the same time as the related Restricted Stock Units are settled in accordance with this Section 4. Neither this Section 4 nor any action taken pursuant to or in accordance with this Section 4 shall be construed to create a trust or a funded or secured obligation of any kind.

5. Vesting; Expiration of Restrictions and Risk of Forfeiture. The restrictions on the Restricted Stock Units granted pursuant to this Agreement, including the Forfeiture Restrictions, will lapse as set forth in the vesting schedule set forth in the Grant Notice, provided that Participant remains in the employ of the Company or its Affiliates until the applicable dates set forth in the vesting schedule. Any shares of Stock underlying the Restricted Stock Units that become vested and nonforfeitable will be issued to Participant in payment of Participant’s vested Restricted Stock Units as set forth in Section 4.

6. Termination of Employment. If Participant’s employment with the Company or any of its Affiliates is terminated for any reason, then those Restricted Stock Units for which the Forfeiture Restrictions have not lapsed as of the date of termination shall become null and void and those Restricted Stock Units shall be forfeited to the Company. The Restricted Stock Units for which the Forfeiture Restrictions have lapsed as of the date of such termination, including Restricted Stock Units for which the restrictions lapsed in connection with such termination, shall not be forfeited to the Company and shall be settled as set forth in Section 5. For purposes of this Agreement, Participant shall be considered to be employed by the Company or an Affiliate as long as Participant remains an employee of any of the Company, an Affiliate, or a corporation or other entity or a parent or subsidiary of such corporation or other entity assuming or substituting a new award for this Award. Without limiting the scope of the preceding sentence, it is expressly provided that Participant shall be considered to have terminated employment with the Company (a) when Participant ceases to be an employee of any of the Company, an Affiliate, or a corporation or other entity or a parent or subsidiary of such corporation or other entity assuming or substituting a new award for this award or (b) at the time of the termination of the “Affiliate” status under the Plan of the corporation or other entity that employs Participant.

7. Leave of Absence. This Award shall be subject to any Company policy applicable to treatment of equity Awards upon a leave of absence.

8. Tax Withholding. Participant acknowledges that, regardless of any action taken by the Company or, if different, Participant’s employer (the “Employer”), the ultimate liability for all income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items related to my participation in the Plan and legally applicable to me (“Tax-Related Items”) is and remains Participant’s responsibility and may exceed the amount, if any, actually withheld by the Company or the Employer. Participant further acknowledges that the Company and/or the Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Restricted Stock Unit or the underlying shares of Stock, including, but not limited to, the grant, vesting or settlement of the Restricted Stock Unit, the subsequent sale of shares of Stock acquired pursuant to such settlement and the receipt of any dividend and/or any dividend equivalents; and (2) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Restricted Stock Units to reduce or eliminate Participant’s liability for Tax-Related Items or achieve any particular tax result. Further, if Participant is subject to Tax-Related Items in more than one jurisdiction, Participant acknowledges that the Company and/or the Employer (or former Employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

Prior to any taxable event, Participant shall make arrangements satisfactory to the Company and/or the Employer for the satisfaction of obligations for the payment of Tax-Related Items relating to this Award. Unless otherwise determined by the Committee, any required withholding obligation related to Tax-Related Items shall be satisfied in full by an arrangement whereby (i) the Company shall issue to a broker designated by the Company and acting on behalf of the Participant a number of shares of Stock sufficient to satisfy the Tax-Related Items due along with any applicable third-party commission with irrevocable instructions to sell such shares of Stock (“Sell-to-Cover”) and (ii) the proceeds from such Sell-to-Cover shall be remitted to the Company. In the event the proceeds from the Sell-to-Cover are insufficient to fully satisfy the applicable Tax-Related Items, the Participant authorizes withholding from payroll and any other amounts otherwise payable to the Participant, in the same calendar year, and otherwise agrees to make adequate provision through the submission of cash, a check or its equivalent for any sums required to satisfy the remaining withholding taxes. Given that Sell-to-Cover is both mandatory and non-discretionary, it is the intent of the parties that this Section comply with the requirements of Rule 10b5-1(c)(1)(i)(B) under the Exchange Act, and the Agreement will be interpreted to comply with the requirements of Rule 10b5-1(c) under the Exchange Act. Participant acknowledges that there may be adverse tax consequences upon the grant or vesting of this Award or disposition of the underlying shares and that Participant has been advised, and hereby is advised, to consult a tax advisor. Participant represents that Participant is in no manner relying on the Board, the Committee, the Company or an Affiliate or any of their respective managers, directors, officers, employees or authorized representatives (including, without limitation, attorneys, accountants, consultants, bankers, lenders, prospective lenders and financial representatives) for tax advice or an assessment of such tax consequences.

9. Compliance with Applicable Law. Notwithstanding any provision of this Agreement to the contrary, the issuance of Stock will be subject to compliance with all applicable requirements of with all applicable requirements of applicable law with respect to such securities and with the requirements of any stock exchange or market system upon which the Stock may then be listed. No Stock will be issued hereunder if such issuance would constitute a violation of any applicable federal, state, or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, Stock will not be issued hereunder unless a registration statement under the Securities Act is, at the time of issuance, in effect with respect to the shares issued or in the opinion of legal counsel to the Company, the shares issued may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act or any approval or other clearance from any local, state, federal or foreign governmental agency, which registration, qualification or approval the Company shall, in its absolute discretion, deem necessary or advisable. Participant understands that the Company is under no obligation to register or qualify the shares of Stock with the SEC or any state or foreign securities commission or to seek approval or clearance from any governmental authority for the issuance or sale of the shares of Stock. PARTICIPANT IS CAUTIONED THAT ISSUANCE OF STOCK UPON THE VESTING OF RESTRICTED

STOCK UNITS GRANTED PURSUANT TO THIS AGREEMENT MAY NOT OCCUR UNLESS THE FOREGOING CONDITIONS ARE SATISFIED. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares subject to the Award will relieve the Company of any liability in respect of the failure to issue such shares as to which such requisite authority has not been obtained. As a condition to any issuance hereunder, the Company may require Participant to satisfy any qualifications that may be necessary or appropriate to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect to such compliance as may be requested by the Company. From time to time, the Board and appropriate officers of the Company are authorized to take the actions necessary and appropriate to file required documents with governmental authorities, stock exchanges, and other appropriate Persons to make shares of Stock available for issuance.

10. Legends. If a stock certificate is issued with respect to shares of Stock issued hereunder, such certificate shall bear such legend or legends as the Committee deems appropriate in order to reflect the restrictions set forth in this Agreement and to ensure compliance with the terms and provisions of this Agreement, the rules, regulations and other requirements of the SEC, any applicable laws or the requirements of the New York Stock Exchange or any other stock exchange on which the Stock is then listed. If the shares of Stock issued hereunder are held in book-entry form, then such entry will reflect that the shares are subject to the restrictions set forth in this Agreement.

11. No Right to Continued Employment or Service. Nothing in the adoption of the Plan, nor the award of Restricted Stock Units thereunder pursuant to the Grant Notice and this Agreement, shall confer upon the Participant the right to continued employment by, or a continued service relationship with, the Company or any Affiliate, or any other entity, or affect in any way the right of the Company or any such Affiliate, or any other entity to terminate such employment or other service relationship at any time..

12. Nature of Grant. In accepting the grant, Participant acknowledges, understands, and agrees that:

(a) the Plan is established voluntarily by the Company, it is discretionary in nature, and may be amended, suspended, or terminated by the Company at any time, to the extent permitted under the Plan;

(b) the grant of this Award is voluntary and occasional and does not create any contractual or other right to receive future grants of awards (whether on the same or different terms), or benefits in lieu of awards, even if awards have been granted in the past;

(c) all decisions with respect to future Restricted Stock Units or other grants, if any, will be at the sole discretion of the Company;

(d) Participant is voluntarily participating in the Plan; this Award and any shares of Stock acquired under the Plan, and the income from and value of same, are not intended to replace any pension rights or compensation;

(e) this Award and any shares of Stock acquired under the Plan, and the income from and value of same, are not part of normal or expected compensation for any purpose, including, without limitation, calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, holiday pay, long-service awards, pension or retirement or welfare benefits, or similar payments;

(f) unless otherwise agreed with the Company in writing, the Restricted Stock Units and the shares of Stock subject to the Restricted Stock Units, and the income from and value of same, are not granted as consideration for, or in connection with, Participant may provide as a director of a subsidiary of the Company;

(g) no claim or entitlement to compensation or damages shall arise from forfeiture of the Restricted Stock Unit resulting from the termination of Participant’s employment or service (for any reason whatsoever, whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is employed or the terms of Participant’s employment or service agreement, if any);

(h) for purposes of the Restricted Stock Units, Participant’s status as an employee will be considered terminated as of the date Participant is no longer actively providing services to the Company or one of its Affiliates (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is employed or the terms of Participant’s employment or service agreement, if any), and unless otherwise expressly provided in this Agreement or determined by the Company, Participant’s right to vest in the Restricted Stock Unit under the Plan, if any, will terminate as of such date and will not be extended by any notice period (e.g., Participant’s period of service would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where Participant is employed or where Participant’s services are engaged, or the terms of Participant’s employment or service agreement, if any); the Committee shall have the exclusive discretion to determine when Participant is no longer actively providing services for purposes of Participant’s Restricted Stock Unit grant (including whether Participant may still be considered to be providing services while on a leave of absence);neither the Company nor any Affiliate shall be liable for any foreign exchange rate fluctuation between Participant’s local currency and the United States Dollar that may affect the value of Participant’s Award or of any amounts due to Participant pursuant to the vesting of Participant’s Award or the subsequent sale of any shares of Stock received; and

(i) unless otherwise provided in the Plan or by the Company in its discretion, the Restricted Stock Unit and the benefits evidenced by this Agreement do not create any entitlement to have the Restricted Stock Unit or any such benefits transferred to, or assumed by, another company nor to be exchanged, cashed out, or substituted for, in connection with any corporate transaction affecting the shares of the Company.

13. No Advice Regarding Grant. The Company is not providing any tax, legal, or financial advice, nor is the Company making any recommendations regarding Participant’s participation in the Plan, or Participant’s acquisition or sale of the underlying shares of Stock. Participant should consult with Participant’s own personal tax, legal, and financial advisors regarding Participant’s participation in the Plan before taking any action related to the Plan.

14. Data Privacy. The Company and the Employer hold certain personal information about Participant, which may include, but not be limited to, Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in Company, details of all Restricted Stock Units or any other entitlement to shares of Stock awarded, canceled, exercised, vested, unvested, or outstanding in Participant’s favor (“Data”).

Participant hereby explicitly and unambiguously consent to the collection, use, and transfer, in electronic or other form, of Participant’s Data as described in this Agreement and any other Restricted Stock Unit grant materials by and among, as applicable, the Employer, the Company and its other subsidiaries and Affiliates for the exclusive purpose of implementing, administering and managing Participant’s participation in the Plan

Participant understands that Data will be transferred to an Online Equity Management System as selected by the Company, which is assisting the Company with the implementation, administration and management of the Plan. Participant understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipients’ country (e.g., the United States) may have different data privacy laws and protections than Participant’s country. Participant understands that if Participant resides outside the United States, Participant may request a list with the names and addresses of any potential recipients of the Data by contacting Participant’s human resources representative(s) with responsibility for employees in that particular country. Participant authorizes the Company, the Online Equity Management System, and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering, and managing the Plan to receive, possess, use, retain, and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering, and managing Participant’s participation in the Plan. Participant understands that Data will be held only as long as is necessary to implement, administer, and manage Participant’s participation in the Plan. Participant understands that if Participant resides outside the United States, Participant may, at any time, view Data, request information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing Participant’s human resources representative(s) with responsibility for employees in that particular country . Further, Participant understands that Participant is providing the consents herein on a purely voluntary basis. If Participant does not consent, or if Participant later seeks to revoke Participant’s consent, Participant’s employment status or service with the Employer will not be affected; the only consequence of refusing or withdrawing Participant’s consent is that the Company would not be able to grant Restricted Stock Units or other equity awards to Participant or administer or maintain such awards. Therefore, Participant understands that refusing or withdrawing Participant’s consent may affect Participant’s ability to participate in the Plan. For more information on the consequences of Participant’s refusal to consent or withdrawal of consent, Participant understands that Participant may contact Participant’s human resources representative(s) with responsibility for employees in that particular country.

15. Furnish Information. The Participant agrees to furnish to the Company all information requested by the Company to enable it to comply with any reporting or other requirement imposed upon the Company by or under any applicable statute or regulation.

16. No Liability for Good Faith Determinations. The Company and the members of the Board shall not be liable for any act, omission, or determination taken or made in good faith with respect to this Agreement or the Restricted Stock Units granted hereunder.

17. Execution of Receipts and Releases. Any issuance or transfer of shares of Stock or other property to the Participant or the Participant’s legal representative, heir, legatee, or distributee, in accordance with this Agreement shall be in full satisfaction of all claims of such Person hereunder. As a condition precedent to such payment or issuance, the Company may require the Participant or the Participant’s legal representative, heir, legatee, or distributee, as may be determined by the Company in its sole and exclusive discretion, to execute (and not revoke within any time provided to do so) a release and receipt therefor in such form as it shall determine appropriate.

18. No Guarantee of Interests. The Board, the Committee, and the Company do not guarantee the Stock of the Company from loss or depreciation. Furthermore, the Participant acknowledges that the future value of the shares of Stock underlying the Award is unknown, indeterminable, and cannot be predicted with certainty.

19. Company Records. Records of the Company or any Affiliate regarding the Participant’s service and other matters shall be conclusive for all purposes hereunder, unless determined by the Company to be incorrect.

20. Notices. All notices required or permitted under this Agreement must be in writing and personally delivered or sent by mail and shall be deemed to be delivered on the date on which it is actually received by the person to whom it is properly addressed or if earlier the date it is sent via certified United States mail.

21. Language. Participant acknowledges that Participant is proficient in the English language, or has consulted with an advisor who is proficient in the English language, so as to enable Participant to understand the provisions of this Agreement and the Plan. If Participant has received this Agreement or any other document related to the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

22. Consent to Electronic Delivery; Electronic Signature. In lieu of receiving documents in paper format (including any notices required by Section 20 above), the Participant agrees, to the fullest extent permitted by law, to accept electronic delivery of any documents that the Company may be required to deliver (including, but not limited to, prospectuses, prospectus supplements, grant or award notifications and agreements, account statements, annual and quarterly reports, and all other forms of communications) in connection with this and any other Award made or offered by the Company. Electronic delivery may be via a Company electronic mail system or by reference to a location on a Company intranet to which the Participant has access. The Participant hereby consents to any and all procedures the Company has established or may establish for an electronic signature system for delivery and acceptance of any such documents that the Company may be required to deliver, and agrees that his or her electronic signature is the same as, and shall have the same force and effect as, his or her manual signature.

23. Successors and Assigns. The Company may assign any of its rights under this Agreement without the Participant’s consent. This Agreement will be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein and in the Plan, this Agreement will be binding upon the Participant and the Participant’s beneficiaries, executors, administrators, and the Person(s) to whom this Award may be transferred by will or the laws of descent or distribution.

24. Severability and Waiver. If a court of competent jurisdiction determines that any provision of this Agreement is invalid or unenforceable, then the invalidity or unenforceability of such provision shall not affect the validity or enforceability of any other provision of this Agreement, and all other provisions shall remain in full force and effect. Waiver by any party of any breach of this Agreement or failure to exercise any right hereunder shall not be deemed to be a waiver of any other breach or right. The failure of any party to take action by reason of such breach or to exercise any such right shall not deprive the party of the right to take action at any time while or after such breach or condition giving rise to such rights continues.

25. Interpretation. The titles and headings of paragraphs are included for convenience of reference only and are not to be considered in construction of the provisions hereof. Words used in the masculine shall apply to the feminine where applicable, and wherever the context of this Agreement dictates, the plural shall be read as the singular and the singular as the plural.

26. Governing Law. All questions arising with respect to the provisions of this Agreement shall be determined by application of the laws of Delaware, without giving any effect to any conflict of law provisions thereof, except to the extent Delaware state law is preempted by federal law. The obligation of the Company to sell and deliver Stock hereunder is subject to applicable laws and to the approval of any governmental authority required in connection with the authorization, issuance, sale, or delivery of such Stock.

27. Consent to Missouri Jurisdiction and Venue. The Participant hereby consents and agrees that state courts located in St. Louis County, Missouri and the United States District Court for the Eastern District of Missouri each shall have personal jurisdiction and proper venue with respect to any dispute between the Participant and the Company arising in connection with the Award or this Agreement. In any dispute with the Company, the Participant will not raise, and the Participant hereby expressly waives, any objection or defense to any such jurisdiction as an inconvenient forum.

28. Company Recoupment of Awards. A Participant’s rights with respect to this Award shall in all events be subject to (a) any right that the Company may have under any Company clawback or recoupment policy or other agreement or arrangement with a Participant and (b) any right or obligation that the Company may have regarding the clawback of “incentive-based compensation” under Section 10D of the Exchange Act and any applicable rules and regulations promulgated thereunder form time to time by the SEC.

29. Appendix. Notwithstanding any provisions in this Agreement, the Restricted Stock Unit grant shall be subject to any additional terms and conditions set forth in any Appendix to this Agreement for Participant’s country. Moreover, if Participant relocates to one of the countries included in the Appendix, the additional terms and conditions for such country will apply to Participant, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Appendix constitutes part of this Agreement.

30. Entire Agreement; Amendment. This Agreement constitutes the entire agreement of the parties with regard to the subject matter hereof, and contains all the covenants, promises, representations, warranties and agreements between the parties with respect to this Award; provided¸ however, that the terms of this Agreement shall not modify and shall be subject to the terms and conditions of any employment, consulting and/or severance agreement between the Company (or an Affiliate or other entity) and the Participant in effect as of the date a determination is to be made under this Agreement. Without limiting the scope of the preceding sentence, except as provided therein, all prior understandings and agreements, if any, among the parties hereto relating to the subject matter hereof are hereby null and void and of no further force and effect. The Committee may, in its sole discretion, amend this Agreement from time to time in any manner that is not inconsistent with the Plan; provided, however, that except as otherwise provided in the Plan or this Agreement, any such amendment that materially reduces the rights of the Participant shall be effective only if it is in writing and signed by both the Participant and an authorized officer of the Company.

31. Acknowledgements Regarding the Nonqualified Deferred Compensation Rules. This Agreement shall be interpreted in such a manner that all provisions relating to the settlement of the Award are exempt from the requirements of Section 409A of the Code as “short-term deferrals” as described in Section 409A of the Code. The Participant acknowledges and agrees that (a) the Participant is not relying upon any written or oral statement or representation of any of the Company, any Affiliate or any of their respective employees, directors, managers, officers, attorneys or agents (collectively, the “Company Parties”) regarding the tax effects associated with the Participant’s execution of this Agreement and the grant, settlement and vesting of this Award, and (b) in deciding to enter into this Agreement, the Participant is relying on the Participant’s own judgment and the judgment of the professionals of the Participant’s choice with whom the Participant has consulted. The Participant hereby releases, acquits and forever discharges the Company Parties from all actions, causes of actions, suits, debts, obligations, liabilities, claims, damages, losses, costs and expenses of any nature whatsoever, known or unknown, on account of, arising out of, or in any way related to the tax effects associated with the Participant’s execution of this Agreement and the grant, vesting and settlement of this Award.

32. Insider Trading/Market Abuse. Participant acknowledges that, depending on Participant’s or Participant’s broker’s country or where the Company shares are listed, Participant may be subject to insider trading restrictions and/or market abuse laws which may affect Participant’s ability to accept, acquire, sell, or otherwise dispose of Company shares, rights to shares (e.g., Restricted Stock Units), or rights linked to the value of shares (e.g., phantom awards, futures) during such times Participant is considered to have “inside information” regarding the Company as defined in the laws or regulations in the applicable jurisdictions). Local insider trading laws and regulations may prohibit the cancellation or amendment of orders Participant placed before Participant possessed inside information. Furthermore, Participant could be prohibited from (i) disclosing the inside information to any third party and (ii) “tipping” third parties or causing them otherwise to buy or sell securities. Keep in mind third parties include fellow employees and service providers. Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable insider trading policy of the Company. Participant is responsible for complying with any restrictions and should speak to Participant’s personal advisor on this matter.

33. Exchange Control, Foreign Asset/Account and/or Tax Reporting. Depending upon the country to which laws Participant is subject, Participant may have certain foreign asset/account and/or tax reporting requirements that may affect Participant’s ability to acquire or hold shares of Stock under the Plan or cash received from participating in the Plan (including from any dividends or dividend equivalents or sale proceeds arising from the sale of shares of Stock) in a brokerage or bank account outside Participant’s country of residence. Participant’s country may require that Participant report such accounts, assets or transactions to the applicable authorities in Participant’s country. Participant also may be required to repatriate cash received from participating in the Plan to Participant’s country within a certain period of time after receipt. Participant is responsible for knowledge of and compliance with any such regulations and should speak with Participant’s personal tax, legal, and financial advisors regarding same.

34. The Plan. This Agreement is subject to all the terms, conditions, limitations and restrictions contained in the Plan. Capitalized terms that are used but not defined herein have the meaning ascribed to them in the Plan.

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APPENDIX A

TO THE NERDY INC.

EQUITY INCENTIVE PLAN

RESTRICTED STOCK UNIT AWARD AGREEMENT

Capitalized terms used but not defined in this Appendix have the meanings set forth in the Plan, the Grant Notice, and/or the Restricted Stock Unit Award Agreement.

Terms and Conditions

This Appendix includes additional terms and conditions that govern the Restricted Stock Unit Award granted to Participant under the Plan if Participant is an employee that works or resides outside the U.S. and/or in one of the countries listed below. If Participant is a citizen or resident of a country other than the one in which Participant is currently working and/or residing, transfers employment and/or residency to another country after the date of grant, are a consultant, changes employment status to a consultant position, or is considered a resident of another country for local law purposes, the Company shall, in its discretion, determine the extent to which the special terms and conditions contained herein shall be applicable to Participant. References to Participant’s Employer shall include any entity that engages Participant’s services.

Notifications

This Appendix also includes information regarding exchange controls and certain other issues of which Participant should be aware with respect to Participant’s participation in the Plan. The information is provided solely for Participant’s convenience and is based on the securities, exchange control and other laws in effect in the respective countries as of August 2021. Such laws are often complex and change frequently. As a result, the Company strongly recommends that Participant not rely on the information noted herein as the only source of information relating to the consequences of Participant’s participation in the Plan because the information may be out of date by the time Participant vests in the Restricted Stock Unit or sell any shares of Stock acquired upon settlement of the vested Restricted Stock Units.

In addition, the information contained in this Appendix is general in nature and may not apply to Participant’s particular situation, and the Company is not in a position to assure Participant of any particular result. Accordingly, Participant should seek appropriate professional advice as to how the applicable laws in Participant’s country may apply to Participant’s situation.

Finally, if Participant is a citizen or resident of a country other than the one in which Participant is currently residing and/or working, transfer to another country after the date of grant, or are considered a resident of another country for local law purposes, the notifications contained herein may not be applicable to Participant in the same manner.

CANADA

Terms and Conditions

Award Payable Only in Shares of Stock. Notwithstanding anything to the contrary in Section 3 of the Plan, the Restricted Stock Units shall be paid in shares of Stock only and do not provide Participant with any right to receive a cash payment. This provision is without prejudice to the application of Section 9 of the Restricted Stock Unit Award Agreement.

Termination of Employment or Service Relationship. The following provisions replace Section 12(j) of the Restricted Stock Unit Award Agreement:

For purposes of the Award, Participant’s employment or service relationship will be considered terminated as of the date that is the earliest of (i) the date on which Participant’s employment or service relationship is terminated, (ii) the date on which Participant receives notice of termination, or (iii) the date on which Participant is no longer actively providing services to the Company or any Subsidiary (regardless of the reason for such termination and whether or not later found to be invalid or in breach of labor laws in the jurisdiction where Participant is providing services or the terms of Participant’s employment or service agreement, if any), and Participant’s right to vest in the Restricted Stock Units will terminate as of such date and will not be extended by any notice period or period of pay in lieu of such notice required under applicable employment laws in the jurisdiction where Participant is providing services (including, but not limited to statutory law, regulatory law and/or common law) or the terms of Participant’s employment or service agreement, if any. The Board shall have the exclusive discretion to determine when Participant is no longer actively providing services for purposes of the Award (including whether Participant may still be considered to be providing services while on a leave of absence).

Notwithstanding the foregoing, if applicable employment standards legislation explicitly requires continued entitlement to vesting during a statutory notice period, Participant’s right to vest in the Restricted Stock Units under the Plan, if any, will terminate effective as of the last day of Participant’s minimum statutory notice period, but Participant will not earn or be entitled to pro-rated vesting if the vesting date falls after the end of Participant’s statutory notice period, nor will Participant be entitled to any compensation for lost vesting.

The following provisions apply if Participant resides in Quebec:

Language. The parties acknowledge that it is their express wish that the Agreement, as well as all documents, notices and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English.

Les parties reconnaissent avoir exigé la rédaction en anglais de cette convention, ainsi que de tous documents, avis et procédures judiciaires, exécutés, donnés ou intentés en vertu de, ou liés directement ou indirectement à, la présente convention.

Data Privacy. Participant hereby authorizes the Company and the Company’s representatives to discuss with and obtain all relevant information or Data from all personnel, professional or non-professional, involved in the administration and operation of the Plan. Participant further authorizes the Company and any Affiliate and the Board to disclose and discuss the Plan with their advisors and to record all relevant information and keep such information in Participant’s human resources file.

Notifications

Securities Law Information. Participant is permitted to sell shares of Stock acquired under the Plan through the designated broker appointed under the Plan, if any, provided the resale of shares of Stock acquired under the Plan takes place outside Canada through the facilities of a stock exchange on which the Stock is listed.

INDIA

Notifications

Exchange Control Information. Participant must repatriate any proceeds from the sale of shares of Stock acquired under the Plan or any dividends paid on such shares of Stock to India within such period of time as will be required under applicable regulations. Participant should obtain a foreign inward remittance certificate (“FIRC”) from the bank where Participant deposits the foreign currency and maintain the FIRC as evidence of the repatriation of funds in the event the Reserve Bank of India, the Company, or the Employer requests proof of repatriation.

UNITED KINGDOM

Terms and Conditions

Award Payable Only in Shares of Stock. Notwithstanding anything to the contrary in Section 3 of the Plan, the Restricted Stock Units shall be paid in shares of Stock only and do not provide Participant with any right to receive a cash payment. This provision is without prejudice to the application of Section 9 of the Restricted Stock Unit Award Agreement.

Tax Obligations. The following provision supplements Section 8 of the Restricted Stock Unit Award Agreement:

Without limitation to Section 8, Participant hereby agrees that Participant is liable for any Tax-Related Items related to Participant’s participation in the Plan and hereby covenants to pay such Tax-Related Items, as and when requested by the Company or the Employer or by Her Majesty’s Revenue & Customs (“HMRC”) (or any other tax authority or any other relevant authority). Participant also hereby agrees to indemnify and keep indemnified the Company and (if different) the Employer against any Tax-Related Items that they are required to pay or withhold or have paid or will pay to HMRC (or any other tax authority or any other relevant authority) on Participant’s behalf.

Joint Election for Transfer of Liability for Employer National Insurance Contributions. If Participant is an employee and tax resident in the United Kingdom, the grant of the Restricted Stock Units is conditional upon Participant’s agreement to accept liability for any secondary Class 1 national insurance contributions which may be payable by the Employer in connection with any event giving rise to tax liability in relation to the Restricted Stock Units (“Employer NICs”). The Employer NICs may be collected by the Company or the Employer using any of the methods described in Section 8 of the Restricted Stock Unit Award Agreement. Without prejudice to the foregoing, Participant agrees to execute a joint election with the Company or the Employer (a “Joint Election”), the form of such Joint Election being formally approved by HMRC, and any other consent or elections required to accomplish the transfer of the Employer NICs to Participant. Participant further agrees to execute such other elections as may be required by any successor to the Company and/or the Employer for the purpose of continuing the effectiveness of any Joint Election.

Nerdy Inc. 2021 Equity Incentive Plan

Restricted Stock Unit Award Agreement

(UK Employees)

Important Note on the Joint Election for Transfer of Liability of Employer National

Insurance Contributions to the Employee

As a condition of the vesting of, or the receipt of any benefit pursuant to, your restricted stock units (“RSUs”) granted under the Nerdy Inc. 2021 Equity Incentive Plan (the “Plan”), you are required to enter into a joint election to transfer to you any liability for employer National Insurance contributions (the “Employer NICs”) that may arise in connection with the RSUs and in connection with future RSUs, if any, that may be granted to you under the Plan (the “NIC Joint Election”).

By entering into the Joint Election:

•

you agree that any liability for Employer NICs that may arise in connection with or pursuant to the vesting of the RSUs and the acquisition of shares of Class A common stock of Nerdy Inc. (the “Company”) or other taxable events in connection with the RSUs will be transferred to you; and

•

you authorize the Company and/or your employer to recover an amount sufficient to cover this liability by any method set forth in the Restricted Stock Unit Award Agreement and/or the NIC Joint Election.

To enter into the NIC Joint Election, please indicate your agreement where indicated on the acceptance screen. Please note that your acceptance indicates your agreement to be bound by all of the terms of the NIC Joint Election.

Please note that even if you have indicated your acceptance of this NIC Joint Election electronically, you may still be required to sign a paper copy of this NIC Joint Election (or a substantially similar form) if the Company determines such is necessary to give effect to the NIC Joint Election.

Please read the terms of the NIC Joint Election carefully before entering into the NIC Joint Election (by executing the related Restricted Stock Unit Award Grant Notice in hard copy or by electronically accepting such Restricted Stock Unit Award Grant Notice or by signing or electronically accepting this NIC Joint Election). You should print and keep a copy of this NIC Joint Election for your records.

Nerdy Inc.

2021 Equity Incentive Plan

Restricted Stock Unit Award Agreement

Election to Transfer the Employer’s Liability for National Insurance Liability to the Employee

(UK Employees)

1.	Parties

This Election is between:

(A) The individual who has gained authorized access to this Election (the “Employee”), who is employed by one of the employing companies listed in the attached schedule (the “Employer”) and who is eligible to receive restricted stock units (“RSUs”) pursuant to the terms and conditions of the Nerdy Inc. 2021 Equity Incentive Plan, (the “Plan”), and

(B) Nerdy Inc., with its registered office in the state of Missouri at 101 S. Hanley Rd., St. Louis, Missouri, 63105, USA (the “Company”), which may grant RSUs under the Plan and is entering into this Election on behalf of the Employer.

2.	Purpose of Election

2.1 This Election relates to all RSUs granted to Employee under the Plan up to the termination date of the Plan.

2.2 In this Election the following words and phrases have the following meanings:

“Taxable Event” means any event giving rise to Relevant Employment Income.

“ITEPA” means the Income Tax (Earnings and Pensions) Act 2003.

“Relevant Employment Income” from RSUs on which Employer’s National Insurance Contributions becomes due is defined as:

(i)	an amount that counts as employment income of the earner under section 426 ITEPA (restricted securities: charge on certain post-acquisition events);

(ii)	an amount that counts as employment income of the earner under section 438 of ITEPA (convertible securities: charge on certain post-acquisition events); or

(iii)	any gain that is treated as remuneration derived from the earner’s employment by virtue of section 4(4)(a) SSCBA, including without limitation:

(A)	the acquisition of securities pursuant to the RSUs (within the meaning of section 477(3)(a) of ITEPA);

(B)	the assignment (if applicable) or release of the RSUs in return for consideration (within the meaning of section 477(3)(b) of ITEPA);

(C)	the receipt of a benefit in connection with the RSUs, other than a benefit within (i) or (ii) above (within the meaning of section 477(3)(c) of ITEPA).

“SSCBA” means the Social Security Contributions and Benefits Act 1992.

2.3 This Election relates to the Employer’s secondary Class 1 National Insurance Contributions (the “Employer’s Liability”) which may arise in respect of Relevant Employment Income in respect of the RSUs pursuant to section 4(4)(a) and/or paragraph 3B(1A) of Schedule 1 of the SSCBA.

2.4 This Election does not apply in relation to any liability, or any part of any liability, arising as a result of regulations being given retrospective effect by virtue of section 4B(2) of either the SSCBA or the Social Security Contributions and Benefits (Northern Ireland) Act 1992.

2.5 This Election does not apply to the extent that it relates to relevant employment income which is employment income of the earner by virtue of Chapter 3A of Part VII of ITEPA (employment income: securities with artificially depressed market value).

2.6 Any reference to the Company and/or the Employer shall include that entity’s successors in title and assigns as permitted in accordance with the terms of the Plan and the Restricted Stock Unit Award Agreement. This Election will have effect in respect of the RSUs and any awards which replace or replaced the RSUs following their grant in circumstances where section 483 of ITEPA applies.

3.	Election

The Employee and the Company jointly elect that the entire liability of the Employer to pay the Employer’s Liability that arises on any Relevant Employment Income is hereby transferred to the Employee. The Employee understands that by accepting the RSU (by signing the related Restricted Stock Unit Award Grant Notice (the “Grant Notice”) in hard copy or by electronically accepting such Grant Notice), he or she will become personally liable for the Employer’s Liability covered by this Election. This Election is made in accordance with paragraph 3B(1) of Schedule 1 to SSCBA.

4.	Payment of the Employer’s Liability

4.1 The Employee hereby authorizes the Company and/or the Employer to collect the Employer’s Liability in respect of any Relevant Employment Income from the Employee at any time after the Taxable Event:

(iv)	by deduction from salary or any other payment payable to the Employee at any time on or after the date of the Taxable Event; and/or

(v)	directly from the Employee by payment in cash or cleared funds; and/or

(vi)	by arranging, on behalf of the Employee, for the sale of some of the securities which the Employee is entitled to receive in respect of the RSUs; and/or

(vii)

where the proceeds of the gain are to be paid through a third party, by that party withholding an amount from the payment or selling some of the securities which the Employee is entitled to receive in respect of the RSUs; and/or

(viii)	by any other means specified in the applicable restricted stock unit agreement.

4.2 The Company hereby reserves for itself and the Employer the right to withhold the transfer of any securities in respect of the RSUs to the Employee until full payment of the Employer’s Liability is received.

4.3 The Company agrees to procure the remittance by the Employer of the Employer’s Liability to HM Revenue and Customs on behalf of the Employee within 14 days after the end of the UK tax month during which the Taxable Event occurs (or within 17 days after the end of the UK tax month during which the Taxable Event occurs, if payments are made electronically).

5.	Duration of Election

5.1 The Employee and the Company agree to be bound by the terms of this Election regardless of whether the Employee is transferred abroad or is not employed by the Employer on the date on which the Employer’s Liability becomes due.

5.2 This Election will continue in effect until the earliest of the following:

i.	the Employee and the Company agree in writing that it should cease to have effect;

ii.	on the date the Company serves written notice on the Employee terminating its effect;

iii.	on the date HM Revenue and Customs withdraws approval of this Election; or

iv.

after due payment of the Employer’s Liability in respect of the entirety of the RSUs to which this Election relates or could relate, such that the Election ceases to have effect in accordance with its terms.

5.3 This Election will continue in full force regardless of whether the Employee ceases to be an employee of the Employer.

Acceptance by the Employee

The Employee acknowledges that, by accepting the RSUs (by electronically accepting the Grant Notice) or by electronically accepting this Election, the Employee agrees to be bound by the terms of this Election.

Name

Signature

Date

Acceptance by the Company

The Company acknowledges that, by arranging for the signature of an authorized representative to appear on this Election, the Company agrees to be bound by the terms of this Election.

By: Christopher C. Swenson
Chief Legal Officer

Schedule of Employer Companies

U.S. Employee Form

NERDY INC.

2021 EQUITY INCENTIVE PLAN

STOCK OPTION GRANT NOTICE

Pursuant to the terms and conditions of the Nerdy Inc. 2021 Equity Incentive Plan, as amended from time to time (the “Plan”), Nerdy Inc., a Delaware corporation (the “Company”), hereby grants to the individual listed below (“you” or the “Participant”) the right and option to purchase all or any part of the number of shares of Stock set forth below (this “Option”) on the terms and conditions set forth herein and in the Stock Option Agreement attached hereto as Exhibit A (the “Agreement”) and the Plan, each of which is incorporated herein by reference. Capitalized terms used but not defined herein shall have the meanings set forth in the Plan.

Type of Option:	Nonstatutory Stock Option

Participant:

Date of Grant:

Total Number of Shares Subject to this Option:

Exercise Price:	$______ per share

Expiration Date:

Vesting Schedule:	Subject to the Agreement, the Plan, and the other terms and conditions set forth herein, this Option shall vest and become exercisable in accordance with the following schedule, so long as you remain continuously employed by the Company or its Affiliate from the Date of Grant through each vesting date. See your Online Equity Management Account for your vesting schedule.

By accepting this Grant Notice, you agree to be bound by the terms and conditions of the Plan, the Agreement, and this Stock Option Grant Notice (this “Grant Notice”). You acknowledge that you have reviewed the Agreement, the Plan, and this Grant Notice in their entirety and fully understand all provisions of the Agreement, the Plan, and this Grant Notice. You hereby agree to accept as binding, conclusive, and final all decisions or interpretations of the Committee regarding any questions or determinations that arise under the Agreement, the Plan, or this Grant Notice. This Grant Notice may be executed in one or more counterparts (including portable document format (.pdf) and facsimile counterparts), each of which shall be deemed to be an original, but all of which together shall constitute one and the same agreement. Electronic acceptance of this Grant Notice pursuant to the Company’s instructions to the Participant (including through an online acceptance process) is acceptable.

U.S. Employee Form

EXHIBIT A

STOCK OPTION AGREEMENT

This Stock Option Agreement (together with the Grant Notice to which this Stock Option Agreement is attached, this “Agreement”) is made as of the Date of Grant set forth in the Grant Notice to which this Agreement is attached by and between Nerdy Inc., a Delaware corporation (the “Company”), and the individual listed in the Notice (the “Participant”).

1. Defined Terms. Capitalized terms used but not specifically defined herein shall have the meanings specified in the Plan or the Grant Notice. For purposes of this Agreement, the following terms shall have the meanings specified below:

(a) “Cause” shall have the meaning set forth in the applicable Participant’s employment agreement with the Company or its Affiliate, or, if the Participant does not have such an employment agreement or it does not define “Cause,” a termination for “Cause” shall mean a termination of a Participant’s employment with the Company or any of its Subsidiaries for any of the following reasons: (i) the willful misconduct or negligence of such Participant with respect to the Company, any of its Subsidiaries, or any of its customers, vendors or employees, or the repeated failure of such Participant to abide by directives provided in good faith to such Participant by the Board or the board of directors of the applicable Subsidiary or any supervisor of such Participant; (ii) any breach by such Participant of (A) Participant’s fiduciary duties to the Company or the applicable Subsidiary or (B) any material term of such Participant’s employment agreement (or any agreement referenced therein or other written agreement between Participant or the Company, including any noncompetition, nonsolicitation, inventions, proprietary rights, and confidentiality agreement); (iii) any indictment, commission, conviction, or plea of guilty or no contest (also known as “nolo contendre”) of or by (as applicable) such Participant for any felony or other crime of dishonesty or moral turpitude or of any other act or omission involving dishonesty or fraud with respect to the Company, any of its Subsidiaries or any of its customers, vendors, or employees; (iv) such Participant’s failure to abide by the policies or procedures of the Company and any applicable Subsidiary (including, but not limited to, nondiscrimination and sexual harassment policies) as approved by the Board from time to time; (v) conduct which could reasonably be expected to bring the Company or any of its Subsidiaries into substantial public disgrace or disrepute or (vi) illegal possession or use of any controlled substance.

(b) “Disability” means that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment. The determination of whether an individual has a Disability shall be determined under procedures established by the Committee. The Committee may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan maintained by the Company or any Affiliate in which a Participant participates.

2. Award. In consideration of the Participant’s past and/or continued employment with the Company or its Affiliates and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, effective as of the Date of Grant set forth in the Grant Notice (the “Date of Grant”), the Company hereby irrevocably grants to the Participant the right and option (“Option”) to purchase all or any part of an aggregate of the number of shares of

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Stock set forth in the Grant Notice on the terms and conditions set forth herein and in the Plan, which Plan is incorporated herein by reference as a part of this Agreement. In the event of any conflict between the terms of this Agreement and the Plan, the Plan shall control and, if necessary, the applicable terms of this Agreement shall be deemed amended so as to carry out the purpose and intent of the Plan.

3. Exercise Price. The exercise price of each share of Stock subject to this Option shall be the exercise price set forth in the Grant Notice (the “Exercise Price”), which has been determined to be not less than the Fair Market Value of a share of Stock at the Date of Grant. For all purposes of this Agreement, the Fair Market Value of Stock shall be determined in accordance with the provisions of the Plan.

4. Exercise of Option.

(a) Subject to the earlier expiration of this Option as provided herein, this Option may be exercised, by (i) providing electronic notice through the equity management system to the Company in the form prescribed by the Committee from time to time at any time and from time to time after the Date of Grant, which notice shall be delivered to the Company in the form, and in the manner, designated by the Committee from time to time, and (ii) paying the Aggregate Exercise Price (and payment of all applicable taxes) in full in a manner permitted by Section 4(d); provided, however, that this Option shall not be exercisable for more than the aggregate number of shares of Stock subject to this Option with respect to which this Option has become vested and exercisable pursuant to the vesting schedule set forth in the Grant Notice or as provided in this Section 4.

(b) This Option may be exercised only while the Participant remains an employee of the Company or an Affiliate and will terminate and cease to be exercisable upon a termination of the Participant’s employment with the Company or an Affiliate, except that:

(i) Termination for Cause. Upon a termination of the Participant’s employment with the Company or an Affiliate (A) by the Company or an Affiliate for Cause or (B) that is a voluntary resignation by the Participant after the occurrence of an event that would be grounds for a termination of the Participant’s employment with the Company or an Affiliate by the Company or an Affiliate for Cause, then this Option shall immediately terminate and cease to be exercisable as of the date of such termination.

(ii) Other Termination. Upon a termination of the Participant’s employment with the Company or an Affiliate by the Participant for any reason other than a termination described in Section 4(b)(i) above, then the portion of this Option that is vested and exercisable may be exercised by the Participant (or the Participant’s estate or the person who acquires this Option by will or the laws of descent and distribution or otherwise by reason of the death of the Participant) at any time during the period ending on the earlier to occur of (A) the date that is one year following the date of such termination or (B) the Expiration Date set forth in the Grant Notice (the “Expiration Date”).

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(iii) Extension of Exercisability. If the exercise of this Option within the applicable time periods set forth above is prevented by the provisions of Section 9, this Option will remain exercisable until 30 days after the date the Participant is notified by the Company that this Option is exercisable, but in any event no later than the Expiration Date. If a sale of shares acquired upon the exercise of this Option would subject the Participant to suit under Section 16(b) of the Exchange Act, then this Option will remain exercisable until the earliest to occur of (A) the 10th day following the date on which a sale of such shares by the Participant would no longer be subject to such suit, (B) the 190th day after the date of the Participant’s termination of employment, or (C) the Expiration Date set forth in the Grant Notice. The Company makes no representation as to the tax consequences of any such delayed exercise. The Participant should consult with the Participant’s own tax advisor as to the tax consequences of any such delayed exercise.

(c) This Option shall not be exercisable in any event after the Expiration Date set forth in the Grant Notice.

(d) The Aggregate Exercise Price (and payment of all applicable taxes) for the shares of Stock as to which this Option is exercised shall be paid in full at the time of exercise (i) in cash, by personal, certified, or official bank check or by wire transfer of immediately available funds through such procedures (including electronic procedures) as the Company determines, (ii) by consideration received by the Company pursuant to a broker-assisted or other form of cashless exercise program implemented by the Company in connection with the Plan, or (iii) any combination of the foregoing. No fraction of a share of Stock shall be issued by the Company upon exercise of an Option or accepted by the Company in payment of the exercise price thereof; rather, the Participant shall provide a cash payment for such amount as is necessary to effect the issuance and acceptance of only whole shares of Stock.

5. Employment Relationship. For purposes of this Agreement, Participant shall be considered to be employed by the Company or an Affiliate as long as Participant remains an employee of any of the Company, an Affiliate, or a corporation or other entity or a parent or subsidiary of such corporation or other entity assuming or substituting a new option for this Option. Without limiting the scope of the preceding sentence, it is expressly provided that Participant shall be considered to have terminated employment with the Company (a) when Participant ceases to be an employee of any of the Company, an Affiliate, or a corporation or other entity or a parent or subsidiary of such corporation, or other entity assuming or substituting a new option for this Option or (b) at the time of the termination of the “Affiliate” status under the Plan of the corporation or other entity that employs Participant.

6. Leave of Absence. This Option shall be subject to any Company policy applicable to treatment of equity awards upon a leave of absence.

7. Non-Transferability. Except as otherwise set forth in the Plan, this Option shall not be transferable by the Participant other than by will or by the laws of descent and distribution, and this Option shall be exercisable, during the Participant’s lifetime, only by the Participant. Any attempted transfer of this Option shall be null and void and of no effect, except to the extent that such transfer is permitted by the preceding sentence.

8. Tax Withholding. To the extent that the receipt, vesting, or exercise of this Option results in compensation income or wages to the Participant for federal, state, local, and/or foreign tax purposes, the Participant shall make arrangements satisfactory to the Company for the satisfaction of obligations for the payment of withholding taxes and other tax obligations relating to this

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Option, which arrangements include the delivery of cash or cash equivalents, Stock (including previously owned Stock, a broker-assisted sale, or other cashless withholding or reduction of the amount of shares otherwise issuable or delivered pursuant to this Option), other property, or any other legal consideration the Committee deems appropriate. The Committee is hereby authorized to cause any tax withholding obligation of the Company or any applicable Affiliate to be satisfied, in whole or in part, by the Company withholding from shares of Stock to be issued pursuant to this Award a number of shares that would satisfy the withholding amount due. The Committee may also require any tax withholding obligation of the Company or any applicable Affiliate to be satisfied, in whole or in part, by an arrangement whereby a certain number of shares of Stock issued pursuant to this Award are immediately sold and proceeds from such sale are remitted to the Company or any applicable Affiliate in an amount that would satisfy the withholding amount due. If any tax obligations are satisfied through net share withholding or the surrender of previously owned Stock, the maximum number of shares of Stock that may be so withheld (or surrendered) shall be the number of shares of Stock that have an aggregate Fair Market Value on the date of withholding or surrender equal to the aggregate amount of such tax liabilities determined based on the greatest withholding rates for federal, state, local, and/or foreign tax purposes, including payroll taxes, that may be utilized without creating adverse accounting treatment for the Company with respect to this Option, as determined by the Committee. Any fraction of a share of Stock required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash to the Participant. The Participant acknowledges that there may be adverse tax consequences upon the receipt, vesting, or exercise of this Option or disposition of the underlying shares and that the Participant has been advised, and hereby is advised, to consult a tax advisor. The Participant represents that the Participant is in no manner relying on the Board, the Committee, the Company, or an Affiliate or any of their respective managers, directors, officers, employees, or authorized representatives (including, without limitation, attorneys, accountants, consultants, bankers, lenders, prospective lenders, and financial representatives) for tax advice or an assessment of such tax consequences.

9. Compliance with Applicable Law. Notwithstanding any provision of this Agreement to the contrary, the grant of this Option and the issuance of Stock hereunder will be subject to compliance with all applicable requirements of applicable law with respect to such securities and with the requirements of any stock exchange or market system upon which the Stock may then be listed. This Option may not be exercised if the issuance of shares of Stock upon exercise would constitute a violation of any applicable law or regulation or the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, this Option may not be exercised unless (a) a registration statement under the Securities Act is at the time of exercise of this Option in effect with respect to the shares issuable upon exercise of this Option or (b) in the opinion of legal counsel to the Company, the shares issuable upon exercise of this Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. THE PARTICIPANT IS CAUTIONED THAT THIS OPTION MAY NOT BE EXERCISED UNLESS THE FOREGOING CONDITIONS ARE SATISFIED. ACCORDINGLY, THE PARTICIPANT MAY NOT BE ABLE TO EXERCISE THIS OPTION WHEN DESIRED EVEN THOUGH THIS OPTION IS VESTED. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary for the lawful issuance and sale of any shares subject to this Option will relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority has not been obtained. As a condition to the exercise of this Option, the Company may require the Participant to satisfy any requirements that may be necessary or appropriate to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect to such compliance as may be requested by the Company.

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10. Legends. If a stock certificate is issued with respect to shares of Stock issued hereunder, such certificate shall bear such legend or legends as the Committee deems appropriate in order to reflect the restrictions set forth in this Agreement and to ensure compliance with the terms and provisions of this Agreement, the rules, regulations and other requirements of the SEC, any applicable laws or the requirements of the New York Stock Exchange or any other stock exchange on which the Stock is then listed. If the shares of Stock issued hereunder are held in book-entry form, then such entry will reflect that the shares are subject to the restrictions set forth in this Agreement.

11. Rights as a Stockholder. The Participant shall have no rights as a stockholder of the Company with respect to any shares of Stock that may become deliverable hereunder unless and until the Participant has become the holder of record of such shares of Stock, and no adjustments shall be made for dividends in cash or other property, distributions, or other rights in respect of any such shares of Stock, except as otherwise specifically provided for in the Plan or this Agreement.

12. No Right to Continued Employment, Service, or Awards. Nothing in the adoption of the Plan, nor the award of this Option thereunder pursuant to the Grant Notice and this Agreement, shall confer upon the Participant the right to continued employment by, or a continued service relationship with, the Company or any Affiliate, or any other entity, or affect in any way the right of the Company or any such Affiliate, or any other entity to terminate such employment or other service relationship at any time. The grant of this Option is a one-time benefit and does not create any contractual or other right to receive a grant of Awards or benefits in lieu of Awards in the future. Any future Awards will be granted at the sole discretion of the Company.

13. Furnish Information. The Participant agrees to furnish to the Company all information requested by the Company to enable it to comply with any reporting or other requirement imposed upon the Company by or under any applicable statute or regulation.

14. No Liability for Good Faith Determinations. The Company and the members of the Board shall not be liable for any act, omission or determination taken or made in good faith with respect to this Agreement or the Option granted hereunder.

15. Execution of Receipts and Releases. Any issuance or transfer of shares of Stock or other property to the Participant or the Participant’s legal representative, heir, legatee, or distributee, in accordance with this Agreement shall be in full satisfaction of all claims of such Person hereunder. As a condition precedent to such payment or issuance, the Company may require the Participant or the Participant’s legal representative, heir, legatee, or distributee to execute (and not revoke within any time provided to do so) a release and receipt therefor in such form as it shall determine appropriate.

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16. No Guarantee of Interests. The Board, the Committee, and the Company do not guarantee the Stock of the Company from loss or depreciation.

17. Company Records. Records of the Company or any Affiliate regarding the Participant’s service and other matters shall be conclusive for all purposes hereunder, unless determined by the Company to be incorrect.

18. Notices. All notices required or permitted under this Agreement must be in writing and personally delivered or sent by mail and shall be deemed to be delivered on the date on which it is actually received by the person to whom it is properly addressed or if earlier the date it is sent via certified United States mail.

19. Consent to Electronic Delivery; Electronic Signature. In lieu of receiving documents in paper format (including any notices required by Section 18 above), the Participant agrees, to the fullest extent permitted by law, to accept electronic delivery of any documents that the Company may be required to deliver (including, but not limited to, prospectuses, prospectus supplements, grant or award notifications and agreements, account statements, annual and quarterly reports, and all other forms of communications) in connection with this and any other Award made or offered by the Company. Electronic delivery may be via a Company electronic mail system or by reference to a location on a Company intranet to which the Participant has access. The Participant hereby consents to any and all procedures the Company has established or may establish for an electronic signature system for delivery and acceptance of any such documents that the Company may be required to deliver, and agrees that Participant’s electronic signature is the same as, and shall have the same force and effect as, Participant’s manual signature.

20. Successors and Assigns. The Company may assign any of its rights under this Agreement without the Participant’s consent. This Agreement will be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein and in the Plan, this Agreement will be binding upon the Participant and the Participant’s beneficiaries, executors, administrators, and the Person(s) to whom this Option may be transferred by will or the laws of descent or distribution.

21. Severability and Waiver. If a court of competent jurisdiction determines that any provision of this Agreement is invalid or unenforceable, then the invalidity or unenforceability of such provision shall not affect the validity or enforceability of any other provision of this Agreement, and all other provisions shall remain in full force and effect. Waiver by any party of any breach of this Agreement or failure to exercise any right hereunder shall not be deemed to be a waiver of any other breach or right. The failure of any party to take action by reason of such breach or to exercise any such right shall not deprive the party of the right to take action at any time while or after such breach or condition giving rise to such rights continues.

22. Interpretation. The titles and headings of paragraphs are included for convenience of reference only and are not to be considered in construction of the provisions hereof. Words used in the masculine shall apply to the feminine where applicable, and wherever the context of this Agreement dictates, the plural shall be read as the singular and the singular as the plural.

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23. Governing Law. All questions arising with respect to the provisions of this Agreement shall be determined by application of the laws of Delaware, without giving any effect to any conflict of law provisions thereof, except to the extent Delaware state law is preempted by federal law. The obligation of the Company to sell and deliver Stock hereunder is subject to applicable laws and to the approval of any governmental authority required in connection with the authorization, issuance, sale, or delivery of such Stock.

24. Consent to Missouri Jurisdiction and Venue. The Participant hereby consents and agrees that state courts located in St. Louis County, Missouri and the United States District Court for the Eastern District of Missouri each shall have personal jurisdiction and proper venue with respect to any dispute between the Participant and the Company arising in connection with the Award or this Agreement. In any dispute with the Company, the Participant will not raise, and the Participant hereby expressly waives, any objection or defense to any such jurisdiction as an inconvenient forum.

25. Company Recoupment of Awards. A Participant’s rights with respect to this Option shall in all events be subject to (a) any right that the Company may have under any Company clawback or recoupment policy or other agreement or arrangement with a Participant and (b) any right or obligation that the Company may have regarding the clawback of “incentive-based compensation” under Section 10D of the Exchange Act and any applicable rules and regulations promulgated thereunder form time to time by the SEC.

26. Entire Agreement; Amendment. This Agreement constitutes the entire agreement of the parties with regard to the subject matter hereof, and contains all the covenants, promises, representations, warranties, and agreements between the parties with respect to this Option; provided¸ however, that the terms of this Agreement shall not modify and shall be subject to the terms and conditions of any employment, consulting and/or severance agreement between the Company (or an Affiliate or other entity) and the Participant in effect as of the date a determination is to be made under this Agreement. Without limiting the scope of the preceding sentence, except as provided therein, all prior understandings and agreements, if any, among the parties hereto relating to the subject matter hereof are hereby null and void and of no further force and effect. The Committee may, in its sole discretion, amend this Agreement from time to time in any manner that is not inconsistent with the Plan; provided, however, that except as otherwise provided in the Plan or this Agreement, any such amendment that materially reduces the rights of the Participant shall be effective only if it is in writing and signed by both the Participant and an authorized officer of the Company.

27. Acknowledgements Regarding the Nonqualified Deferred Compensation Rules. The Participant understands that if the Exercise Price of the Stock under this Option is less than the Fair Market Value of such Stock on the date of grant of this Option, then the Participant may incur adverse tax consequences under the Nonqualified Deferred Compensation Rules. The Participant acknowledges and agrees that (a) the Participant is not relying upon any determination by the Company, any Affiliate, or any of their respective employees, directors, managers, officers, attorneys, or agents (collectively, the “Company Parties”) of the fair market value of the Stock on the date of grant of this Option, (b) the Participant is not relying upon any written or oral statement or representation of any of the Company Parties regarding the tax effects associated with the Participant’s execution of this Agreement and the Participant’s receipt, holding, and exercise of

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this Option, and (c) in deciding to enter into this Agreement, the Participant is relying on the Participant’s own judgment and the judgment of the professionals of the Participant’s choice with whom the Participant has consulted. The Participant hereby releases, acquits, and forever discharges the Company Parties from all actions, causes of actions, suits, debts, obligations, liabilities, claims, damages, losses, costs, and expenses of any nature whatsoever, known or unknown, on account of, arising out of, or in any way related to the tax effects associated with the Participant’s execution of this Agreement and his receipt, holding and exercise of this Option.

28. The Plan. This Agreement is subject to all the terms, conditions, limitations and restrictions contained in the Plan.

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Director and Consultant Form

NERDY INC.

2021 EQUITY INCENTIVE PLAN

STOCK OPTION GRANT NOTICE

Pursuant to the terms and conditions of the Nerdy Inc. 2021 Equity Incentive Plan, as amended from time to time (the “Plan”), Nerdy Inc., a Delaware corporation (the “Company”), hereby grants to the individual listed below (“you” or the “Participant”) the right and option to purchase all or any part of the number of shares of Stock set forth below (this “Option”) on the terms and conditions set forth herein and in the Stock Option Agreement attached hereto as Exhibit A (the “Agreement”) and the Plan, each of which is incorporated herein by reference. Capitalized terms used but not defined herein shall have the meanings set forth in the Plan.

Type of Option:	Nonstatutory Stock Option

Participant:

Date of Grant:

Total Number of Shares Subject to this Option:

Exercise Price:	$______ per share

Expiration Date:

Vesting Schedule:	Subject to the Agreement, the Plan, and the other terms and conditions set forth herein, this Option shall vest and become exercisable in accordance with the following schedule, so long as you remain in a continuous service relationship with the Company or its Affiliate from the Date of Grant through each vesting date. See your Online Equity Management Account for your vesting schedule.

By accepting this Grant Notice, you agree to be bound by the terms and conditions of the Plan, the Agreement, and this Stock Option Grant Notice (this “Grant Notice”). You acknowledge that you have reviewed the Agreement, the Plan, and this Grant Notice in their entirety and fully understand all provisions of the Agreement, the Plan, and this Grant Notice. You hereby agree to accept as binding, conclusive, and final all decisions or interpretations of the Committee regarding any questions or determinations that arise under the Agreement, the Plan, or this Grant Notice. This Grant Notice may be executed in one or more counterparts (including portable document format (.pdf) and facsimile counterparts), each of which shall be deemed to be an original, but all of which together shall constitute one and the same agreement. Electronic acceptance of this Grant Notice pursuant to the Company’s instructions to the Participant (including through an online acceptance process) is acceptable.

Director and Consultant Form

EXHIBIT A

STOCK OPTION AGREEMENT

This Stock Option Agreement (together with the Grant Notice to which this Stock Option Agreement is attached, this “Agreement”) is made as of the Date of Grant set forth in the Grant Notice to which this Agreement is attached by and between Nerdy Inc., a Delaware corporation (the “Company”), and (the “Participant”).

1. Defined Terms. Capitalized terms used but not specifically defined herein shall have the meanings specified in the Plan or the Grant Notice. For purposes of this Agreement, the following terms shall have the meanings specified below:

(a) “Cause” shall have the meaning set forth in the applicable Participant’s service or consulting agreement with the Company or its Affiliate, or, if the Participant does not have such an agreement or it does not define “Cause,” a termination for “Cause” shall mean a termination of a Participant’s service with the Company or any of its Subsidiaries for any of the following reasons: (i) the willful misconduct or negligence of such Participant with respect to the Company, any of its Subsidiaries, or any of its customers, vendors or employees, or the repeated failure of such Participant to abide by directives provided in good faith to such Participant by the Board or the board of directors of the applicable Subsidiary or any supervisor of such Participant; (ii) any breach by such Participant of (A) Participant’s fiduciary duties to the Company or the applicable Subsidiary or (B) any material term of such Participant’s service or consulting agreement (or any agreement referenced therein or other written agreement between Participant or the Company, including any noncompetition, nonsolicitation, inventions, proprietary rights, and confidentiality agreement); (iii) any indictment, commission, conviction, or plea of guilty or no contest (also known as “nolo contendre”) of or by (as applicable) such Participant for any felony or other crime of dishonesty or moral turpitude or of any other act or omission involving dishonesty or fraud with respect to the Company, any of its Subsidiaries or any of its customers, vendors, or employees; (iv) such Participant’s failure to abide by the policies or procedures of the Company and any applicable Subsidiary (including, but not limited to, nondiscrimination and sexual harassment policies) as approved by the Board from time to time; (v) conduct which could reasonably be expected to bring the Company or any of its Subsidiaries into substantial public disgrace or disrepute or (vi) illegal possession or use of any controlled substance.

(b) “Disability” means that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment. The determination of whether an individual has a Disability shall be determined under procedures established by the Committee. The Committee may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan maintained by the Company or any Affiliate in which a Participant participates.

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2. Award. In consideration of the Participant’s past and/or continued service with the Company or its Affiliates and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, effective as of the Date of Grant set forth in the Grant Notice (the “Date of Grant”), the Company hereby irrevocably grants to the Participant the right and option (“Option”) to purchase all or any part of an aggregate of the number of shares of Stock set forth in the Grant Notice on the terms and conditions set forth herein and in the Plan, which Plan is incorporated herein by reference as a part of this Agreement. In the event of any conflict between the terms of this Agreement and the Plan, the Plan shall control and, if necessary, the applicable terms of this Agreement shall be deemed amended so as to carry out the purpose and intent of the Plan.

3. Exercise Price. The exercise price of each share of Stock subject to this Option shall be the exercise price set forth in the Grant Notice (the “Exercise Price”), which has been determined to be not less than the Fair Market Value of a share of Stock at the Date of Grant. For all purposes of this Agreement, the Fair Market Value of Stock shall be determined in accordance with the provisions of the Plan.

4. Exercise of Option.

(a) Subject to the earlier expiration of this Option as provided herein, this Option may be exercised, by (i) providing electronic notice through the equity management system in the form prescribed by the Committee from time to time at any time and from time to time after the Date of Grant, which notice shall be delivered to the Company in the form, and in the manner, designated by the Committee from time to time, and (ii) paying the Aggregate Exercise Price (and payment of all applicable taxes) in full in a manner permitted by Section 4(d); provided, however, that this Option shall not be exercisable for more than the aggregate number of shares of Stock subject to this Option with respect to which this Option has become vested and exercisable pursuant to the vesting schedule set forth in the Grant Notice or as provided in this Section 4.

(b) This Option may be exercised only while the Participant remains in a service relationship with the Company or an Affiliate and will terminate and cease to be exercisable upon a termination of the Participant’s service relationship with the Company or an Affiliate, except that:

(i) Termination for Cause. Upon a termination of the Participant’s service relationship with the Company or an Affiliate (A) by the Company or an Affiliate for Cause or (B) that is a voluntary resignation by the Participant after the occurrence of an event that would be grounds for a termination of the Participant’s service relationship with the Company or an Affiliate by the Company or an Affiliate for Cause, then this Option shall immediately terminate and cease to be exercisable as of the date of such termination.

(ii) Other Termination. Upon a termination of the Participant’s service relationship with the Company or an Affiliate by the Participant for any reason other than a termination described in Section 4(b)(i) above, then the portion of this Option that is vested and exercisable may be exercised by the Participant (or the Participant’s estate or the person who acquires this Option by will or the laws of descent and distribution or otherwise by reason of the death of the Participant) at any time during the period ending on the earlier to occur of (A) the date that is one year following the date of such termination or (B) the Expiration Date set forth in the Grant Notice (the “Expiration Date”).

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(iii) Extension of Exercisability. If the exercise of this Option within the applicable time periods set forth above is prevented by the provisions of Section 9, this Option will remain exercisable until 30 days after the date the Participant is notified by the Company that this Option is exercisable, but in any event no later than the Expiration Date. If a sale of shares acquired upon the exercise of this Option would subject the Participant to suit under Section 16(b) of the Exchange Act, then this Option will remain exercisable until the earliest to occur of (A) the 10th day following the date on which a sale of such shares by the Participant would no longer be subject to such suit, (B) the 190th day after the date of the Participant’s termination of service, or (C) the Expiration Date set forth in the Grant Notice. The Company makes no representation as to the tax consequences of any such delayed exercise. The Participant should consult with the Participant’s own tax advisor as to the tax consequences of any such delayed exercise.

(c) This Option shall not be exercisable in any event after the Expiration Date set forth in the Grant Notice.

(d) The Aggregate Exercise Price (and payment of all applicable taxes) for the shares of Stock as to which this Option is exercised shall be paid in full at the time of exercise (i) in cash, by personal, certified, or official bank check or by wire transfer of immediately available funds, (ii) by consideration received by the Company pursuant to a broker-assisted or other form of cashless exercise program implemented by the Company in connection with the Plan, or (iii) any combination of the foregoing. No fraction of a share of Stock shall be issued by the Company upon exercise of an Option or accepted by the Company in payment of the exercise price thereof; rather, the Participant shall provide a cash payment for such amount as is necessary to effect the issuance and acceptance of only whole shares of Stock.

5. Service Relationship. For purposes of this Agreement, Participant shall be considered to be in a service relationship with the Company or an Affiliate as long as Participant provides services as a member of the Board, consultant or independent contractor of the Company, an Affiliate, or a corporation or other entity or a parent or subsidiary of such corporation or other entity assuming or substituting a new award for this Award. Without limiting the scope of the preceding sentence, it is expressly provided that Participant shall be considered to have terminated his or her service with the Company (a) when Participant ceases to be a member of the Board, an independent contractor or consultant of any of the Company, an Affiliate, or a corporation or other entity or a parent or subsidiary of such corporation or other entity assuming or substituting a new award for this award or (b) at the time of the termination of the “Affiliate” status under the Plan of the corporation or other entity that engages Participant.

6. Leave of Absence. This Award shall be subject to any Company policy applicable to treatment of equity Awards upon a leave of absence

7. Non-Transferability. Except as otherwise set forth in the Plan, this Option shall not be transferable by the Participant other than by will or by the laws of descent and distribution, and this Option shall be exercisable, during the Participant’s lifetime, only by the Participant. Any attempted transfer of this Option shall be null and void and of no effect, except to the extent that such transfer is permitted by the preceding sentence.

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8. Tax Withholding. To the extent that the receipt, vesting, or exercise of this Option results in compensation income or wages to the Participant for federal, state, local, and/or foreign tax purposes, the Participant shall make arrangements satisfactory to the Company for the satisfaction of obligations for the payment of withholding taxes and other tax obligations relating to this Option, which arrangements include the delivery of cash or cash equivalents, Stock (including previously owned Stock, a broker-assisted sale, or other cashless withholding or reduction of the amount of shares otherwise issuable or delivered pursuant to this Option), other property, or any other legal consideration the Committee deems appropriate. The Committee is hereby authorized to cause any tax withholding obligation of the Company or any applicable Affiliate to be satisfied, in whole or in part, by the Company withholding from shares of Stock to be issued pursuant to this Award a number of shares that would satisfy the withholding amount due. The Committee may also require any tax withholding obligation of the Company or any applicable Affiliate to be satisfied, in whole or in part, by an arrangement whereby a certain number of shares of Stock issued pursuant to this Award are immediately sold and proceeds from such sale are remitted to the Company or any applicable Affiliate in an amount that would satisfy the withholding amount due. If any tax obligations are satisfied through net share withholding or the surrender of previously owned Stock, the maximum number of shares of Stock that may be so withheld (or surrendered) shall be the number of shares of Stock that have an aggregate Fair Market Value on the date of withholding or surrender equal to the aggregate amount of such tax liabilities determined based on the greatest withholding rates for federal, state, local, and/or foreign tax purposes, including payroll taxes, that may be utilized without creating adverse accounting treatment for the Company with respect to this Option, as determined by the Committee. Any fraction of a share of Stock required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash to the Participant. The Participant acknowledges that there may be adverse tax consequences upon the receipt, vesting, or exercise of this Option or disposition of the underlying shares and that the Participant has been advised, and hereby is advised, to consult a tax advisor. The Participant represents that the Participant is in no manner relying on the Board, the Committee, the Company, or an Affiliate or any of their respective managers, directors, officers, employees, or authorized representatives (including, without limitation, attorneys, accountants, consultants, bankers, lenders, prospective lenders, and financial representatives) for tax advice or an assessment of such tax consequences.

9. Compliance with Applicable Law. Notwithstanding any provision of this Agreement to the contrary, the grant of this Option and the issuance of Stock hereunder will be subject to compliance with all applicable requirements of applicable law with respect to such securities and with the requirements of any stock exchange or market system upon which the Stock may then be listed. This Option may not be exercised if the issuance of shares of Stock upon exercise would constitute a violation of any applicable law or regulation or the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, this Option may not be exercised unless (a) a registration statement under the Securities Act is at the time of exercise of this Option in effect with respect to the shares issuable upon exercise of this Option or (b) in the opinion of legal counsel to the Company, the shares issuable upon exercise of this Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. THE PARTICIPANT IS CAUTIONED THAT THIS OPTION MAY NOT BE EXERCISED UNLESS THE FOREGOING CONDITIONS ARE SATISFIED. ACCORDINGLY, THE PARTICIPANT MAY NOT BE ABLE TO EXERCISE THIS OPTION

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WHEN DESIRED EVEN THOUGH THIS OPTION IS VESTED. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary for the lawful issuance and sale of any shares subject to this Option will relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority has not been obtained. As a condition to the exercise of this Option, the Company may require the Participant to satisfy any requirements that may be necessary or appropriate to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect to such compliance as may be requested by the Company.

10. Legends. If a stock certificate is issued with respect to shares of Stock issued hereunder, such certificate shall bear such legend or legends as the Committee deems appropriate in order to reflect the restrictions set forth in this Agreement and to ensure compliance with the terms and provisions of this Agreement, the rules, regulations and other requirements of the SEC, any applicable laws or the requirements of the New York Stock Exchange or any other stock exchange on which the Stock is then listed. If the shares of Stock issued hereunder are held in book-entry form, then such entry will reflect that the shares are subject to the restrictions set forth in this Agreement.

11. Rights as a Stockholder. The Participant shall have no rights as a stockholder of the Company with respect to any shares of Stock that may become deliverable hereunder unless and until the Participant has become the holder of record of such shares of Stock, and no adjustments shall be made for dividends in cash or other property, distributions, or other rights in respect of any such shares of Stock, except as otherwise specifically provided for in the Plan or this Agreement.

12. No Right to Continued Service, or Awards. Nothing in the adoption of the Plan, nor the award of this Option thereunder pursuant to the Grant Notice and this Agreement, shall confer upon the Participant the right to a continued service relationship with the Company or any Affiliate, or any other entity, or affect in any way the right of the Company or any such Affiliate, or any other entity to terminate such service relationship at any time. The grant of this Option is a one-time benefit and does not create any contractual or other right to receive a grant of Awards or benefits in lieu of Awards in the future. Any future Awards will be granted at the sole discretion of the Company.

13. Furnish Information. The Participant agrees to furnish to the Company all information requested by the Company to enable it to comply with any reporting or other requirement imposed upon the Company by or under any applicable statute or regulation.

14. No Liability for Good Faith Determinations. The Company and the members of the Board shall not be liable for any act, omission or determination taken or made in good faith with respect to this Agreement or the Option granted hereunder.

15. Execution of Receipts and Releases. Any issuance or transfer of shares of Stock or other property to the Participant or the Participant’s legal representative, heir, legatee, or distributee, in accordance with this Agreement shall be in full satisfaction of all claims of such Person hereunder. As a condition precedent to such payment or issuance, the Company may require the Participant or the Participant’s legal representative, heir, legatee, or distributee to execute (and not revoke within any time provided to do so) a release and receipt therefor in such form as it shall determine appropriate.

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16. No Guarantee of Interests. The Board, the Committee, and the Company do not guarantee the Stock of the Company from loss or depreciation.

17. Company Records. Records of the Company or any Affiliate regarding the Participant’s service and other matters shall be conclusive for all purposes hereunder, unless determined by the Company to be incorrect.

18. Notices. All notices required or permitted under this Agreement must be in writing and personally delivered or sent by mail and shall be deemed to be delivered on the date on which it is actually received by the person to whom it is properly addressed or if earlier the date it is sent via certified United States mail.

19. Consent to Electronic Delivery; Electronic Signature. In lieu of receiving documents in paper format (including any notices required by Section 18 above), the Participant agrees, to the fullest extent permitted by law, to accept electronic delivery of any documents that the Company may be required to deliver (including, but not limited to, prospectuses, prospectus supplements, grant or award notifications and agreements, account statements, annual and quarterly reports, and all other forms of communications) in connection with this and any other Award made or offered by the Company. Electronic delivery may be via a Company electronic mail system or by reference to a location on a Company intranet to which the Participant has access. The Participant hereby consents to any and all procedures the Company has established or may establish for an electronic signature system for delivery and acceptance of any such documents that the Company may be required to deliver, and agrees that Participant’s electronic signature is the same as, and shall have the same force and effect as, Participant’s manual signature.

20. Successors and Assigns. The Company may assign any of its rights under this Agreement without the Participant’s consent. This Agreement will be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein and in the Plan, this Agreement will be binding upon the Participant and the Participant’s beneficiaries, executors, administrators, and the Person(s) to whom this Option may be transferred by will or the laws of descent or distribution.

21. Severability and Waiver. If a court of competent jurisdiction determines that any provision of this Agreement is invalid or unenforceable, then the invalidity or unenforceability of such provision shall not affect the validity or enforceability of any other provision of this Agreement, and all other provisions shall remain in full force and effect. Waiver by any party of any breach of this Agreement or failure to exercise any right hereunder shall not be deemed to be a waiver of any other breach or right. The failure of any party to take action by reason of such breach or to exercise any such right shall not deprive the party of the right to take action at any time while or after such breach or condition giving rise to such rights continues.

22. Interpretation. The titles and headings of paragraphs are included for convenience of reference only and are not to be considered in construction of the provisions hereof. Words used in the masculine shall apply to the feminine where applicable, and wherever the context of this Agreement dictates, the plural shall be read as the singular and the singular as the plural.

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23. Governing Law. All questions arising with respect to the provisions of this Agreement shall be determined by application of the laws of Delaware, without giving any effect to any conflict of law provisions thereof, except to the extent Delaware state law is preempted by federal law. The obligation of the Company to sell and deliver Stock hereunder is subject to applicable laws and to the approval of any governmental authority required in connection with the authorization, issuance, sale, or delivery of such Stock.

24. Consent to Missouri Jurisdiction and Venue. The Participant hereby consents and agrees that state courts located in St. Louis County, Missouri and the United States District Court for the Eastern District of Missouri each shall have personal jurisdiction and proper venue with respect to any dispute between the Participant and the Company arising in connection with the Award or this Agreement. In any dispute with the Company, the Participant will not raise, and the Participant hereby expressly waives, any objection or defense to any such jurisdiction as an inconvenient forum.

25. Company Recoupment of Awards. A Participant’s rights with respect to this Option shall in all events be subject to (a) any right that the Company may have under any Company clawback or recoupment policy or other agreement or arrangement with a Participant and (b) any right or obligation that the Company may have regarding the clawback of “incentive-based compensation” under Section 10D of the Exchange Act and any applicable rules and regulations promulgated thereunder form time to time by the SEC.

26. Entire Agreement; Amendment. This Agreement constitutes the entire agreement of the parties with regard to the subject matter hereof, and contains all the covenants, promises, representations, warranties, and agreements between the parties with respect to this Option; provided¸ however, that the terms of this Agreement shall not modify and shall be subject to the terms and conditions of any consulting and/or severance agreement between the Company (or an Affiliate or other entity) and the Participant in effect as of the date a determination is to be made under this Agreement. Without limiting the scope of the preceding sentence, except as provided therein, all prior understandings and agreements, if any, among the parties hereto relating to the subject matter hereof are hereby null and void and of no further force and effect. The Committee may, in its sole discretion, amend this Agreement from time to time in any manner that is not inconsistent with the Plan; provided, however, that except as otherwise provided in the Plan or this Agreement, any such amendment that materially reduces the rights of the Participant shall be effective only if it is in writing and signed by both the Participant and an authorized officer of the Company.

27. Acknowledgements Regarding the Nonqualified Deferred Compensation Rules. The Participant understands that if the Exercise Price of the Stock under this Option is less than the Fair Market Value of such Stock on the date of grant of this Option, then the Participant may incur adverse tax consequences under the Nonqualified Deferred Compensation Rules. The Participant acknowledges and agrees that (a) the Participant is not relying upon any determination by the Company, any Affiliate, or any of their respective employees, directors, managers, officers, attorneys, or agents (collectively, the “Company Parties”) of the fair market value of the Stock on

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the date of grant of this Option, (b) the Participant is not relying upon any written or oral statement or representation of any of the Company Parties regarding the tax effects associated with the Participant’s execution of this Agreement and the Participant’s receipt, holding, and exercise of this Option, and (c) in deciding to enter into this Agreement, the Participant is relying on the Participant’s own judgment and the judgment of the professionals of the Participant’s choice with whom the Participant has consulted. The Participant hereby releases, acquits, and forever discharges the Company Parties from all actions, causes of actions, suits, debts, obligations, liabilities, claims, damages, losses, costs, and expenses of any nature whatsoever, known or unknown, on account of, arising out of, or in any way related to the tax effects associated with the Participant’s execution of this Agreement and his receipt, holding and exercise of this Option.

28. The Plan. This Agreement is subject to all the terms, conditions, limitations and restrictions contained in the Plan.

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